
          QUARTERLY SUPPLEMENTAL DISCLOSURE
                 SEPTEMBER 30, 2003
                  Table of Contents

                                                       Page                                                           Page
                                                       ----                                                           ----


                Section I - Overview                                Section III - Joint Venture - Acadia Strategic Opportunity Fund

Important Notes                                          2          Overview                                           23

Company Information                                      3          Joint Venture Properties - Detail                  24

Portfolio Snapshot                                       4          Kroger/Safeway Locations                           25

Organizational Chart                                     5          Top 10 Joint Venture Tenants                       26

Management Team                                          6                 Section IV - Portfolio Information

         Section II - Financial Information                         Properties  - Overview                             27

Market Capitalization                                    7          Properties by Region - Summary                     30

Shareholder Information                                  8          Properties by State - Summary                      31

Operating Statements - Consolidated                      9          Properties - Detail                                32

Operating Statements - Joint Venture Activity           10          Leasing Production                                 35

Operating Statements - Activity by Source               12          Top 10 Tenants - Consolidated                      36

Operating Statements - Current v. Historical            13          Anchor Tenant Detail                               37

Net Operating Income - Same Property Performance        14          Anchor Lease Expirations - 2003 through 2005       41

Funds from Operations ("FFO") and Adjusted FFO ("AFFO") 15          Lease Expirations                                  42

Capital Expenditures                                    16          Property Demographics                              48

Balance Sheets                                          17          Residential Properties                             49

Selected Operating Ratios                               18

Debt Analysis - Consolidated                            19

Debt Maturity Schedule                                  21

Unencumbered Properties                                 22



      Visit acadiarealty.com for current news as well as additional property details and financial information


QUARTERLY SUPPLEMENTAL DISCLOSURE
       SEPTEMBER 30, 2003

       Important Notes
       ---------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this Supplementary Disclosure constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, which will, among other things, affect demand for rental space, the availability and creditworthiness of prospective tenants, lease rents and the availability of financing; adverse changes in the Company's real estate markets, including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; and environmental/safety requirements. The Company also refers you to the documents filed by the Company, from time to time, with the Securities and Exchange Commission, including without limitation the Company's Annual Report on Form 10-K and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" incorporated by reference therein, for a discussion of such risks and uncertainties.

PRESENTATION OF FUNDS FROM OPERATIONS

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company historically has added back impairments in real estate in calculating FFO, in accordance with prior NAREIT guidance. However, NAREIT, based on discussions with the SEC, has provided revised guidance that provides that impairments should not be added back to net income in calculating FFO. As such, historical FFO has been restated consistent with this revised guidance.

QUARTERLY SUPPLEMENTAL DISCLOSURE
       SEPTEMBER 30, 2003

       Company Information

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 62 properties totaling approximately 9 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 96% controlled by Acadia.



Corporate Headquarters              1311 Mamaroneck Avenue          Investor Relations           Jon Grisham
                                    Suite 260                                                    Vice President
                                    White Plains, NY 10605                                       (914) 288-8100
                                                                                                 jgrisham@acadiarealty.com

New York Stock Exchange             Symbol AKR                      Web Site                     www.acadiarealty.com


Analyst Coverage                    Cobblestone Research, LLC                 Citigroup - Smith Barney
                                    Paul Adornato, CFA - (212) 586-0797       Jonathan Litt - (212) 816-0231
                                    padornato@cobblestoneresearch.com         jonathan.litt@citigroup.com
                                    ---------------------------------         ---------------------------
                                                                              Ross Nussbaum - (212)816-1685
                                                                              ross.nussbaum@citigroup.com
                                                                              ---------------------------
                                                                              David Carlisle - (212) 816-1382
                                                                              david.s.carlisle@citigroup.com
                                    RBC Capital Markets:                      ------------------------------
                                    Jay Leupp - (415) 633-8588
                                    jay.leupp@rbccm.com
                                    -------------------                       J.P. Morgan Securities, Inc.
                                    David Ronco - (415) 633-8566              Michael W. Mueller, CFA (212) 622-6689
                                    david.ronco@rbccm.com                     michael.w.mueller@jpmorgan.com
                                    ---------------------                     -------------------------------

QUARTERLY SUPPLEMENTAL DISCLOSURE
       SEPTEMBER 30, 2003

Portfolio Snapshot

[GRAPHIC]

Retail Base Rent - by State

[GRAPHIC]

QUARTERLY SUPPLEMENTAL DISCLOSURE
       SEPTEMBER 30, 2003

Organizational Chart

[GRAPHIC]


   QUARTERLY SUPPLEMENTAL DISCLOSURE
          SEPTEMBER 30, 2003

        Executive Management Team
        -------------------------

Kenneth F. Bernstein   Chief Executive Officer    Mr. Bernstein is responsible for strategic planning as well as overseeing all day
                           and President          to day activities of the Company including operations, acquisitions and capital markets. Mr. Bernstein served as the Chief Operating Officer of RD Capital, Inc.
                                                  from 1990 until the merger of RD Capital with Mark Centers Trust in August of
                                                  1998, forming Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD Capital and its management companies,
                                                  Acadia Management Company LLC and Sound View Management LLC. Prior to joining RD
                                                  Capital, Mr. Bernstein was an associate with the New York law firm of Battle
                                                  Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the University of Vermont and his Juris Doctorate from Boston University
                                                  School of Law.

Joel Braun            Senior Vice President,      Mr. Braun is responsible for the sourcing and financial analysis of acquisition
                         Acquisitions             properties for Acadia. Previously, Mr. Braun was Director of Acquisitions and
                                                  Finance for Rosenshein Associates, a regional shopping center developer based in
                                                  New Rochelle, New York. During this time, Mr. Braun was instrumental in the initiation and formation of Kranzco Realty Trust, a publicly traded REIT.  Mr.
                                                  Braun holds a Bachelor's in Business Administration from Boston University and a
                                                  Master's Degree in Planning from John Hopkins University.

Joseph Hogan          Senior Vice President,      Most recently, Mr. Hogan served as Vice President with Kimco Realty Corporation
                     Director of Construction     (NYSE:KIM), where he was responsible for business development and management of all retail and commercial construction projects for Kimco, in addition to outside customers and development companies.  Prior to joining Kimco, he was with Konover
                                                  Construction Company, a subsidiary of Konover & Associates located in West
                                                  Hartford, Connecticut, where he was responsible for construction projects throughout the eastern half of the United States.

Robert Masters, Esq.  Senior Vice President,      Prior to joining Acadia in December 1994, Mr. Masters was General Counsel for API
                        General Counsel,          Asset Management for over five years, Senior Vice President Deputy General Counsel
                       Corporate Secretary        for European American Bank from 1985 to 1990, and Vice President and Counsel for
                                                  National Westminster Bank from 1977 to 1985.  Mr. Masters received his Bachelor of
                                                  Arts from the City University of New York and a J.D. from New York University Law
                                                  School.  Mr. Masters is also a member of the New York Bar.

Joseph M. Napolitano, Senior Vice President,      Mr. Napolitano is responsible for overseeing the retail property management
CPM                   Director of Operations      department for Acadia Realty Trust.  Prior to joining Acadia in 1995, Mr.
                                                  Napolitano was employed by Rosen Associates Management Corp. as a Senior Property
                                                  Manager overseeing a national portfolio of community shopping centers, and
                                                  Roebling Management Co. as a Property Manager responsible for neighborhood and community shopping centers nationally.  Mr. Napolitano holds a Bachelor's in
                                                  Business Administration from Adelphi University, Garden City, NY; and is a
                                                  Certified Property Manager by the Institute of Property Management (IREM). Mr.
                                                  Napolitano is also a member of the New York State Association of Realtors (NYSAR)
                                                  International Council of Shopping Center (ICSC), Commercial Investment Real
                                                  Estate Institute (CIREI), and the Building Owners and Managers Institute (BOMI).

Michael Nelsen        Senior Vice President,      Mr. Nelsen oversees all the financial activities and asset management functions.
                     Chief Financial Officer      Mr. Nelsen was most recently President of G. Soros Realty, Inc. and Director of
                                                  Real Estate for Soros Private Funds Management LLC. His responsibilities included asset/portfolio management of real estate operations, financial reporting, financings, asset acquisitions and dispositions. Previously, he was a partner in the public accounting firm of David Berdon & Co. Mr. Nelsen has been a Certified
                                                  Public Accountant since 1971.

Joseph Povinelli      Senior Vice President,      Mr. Povinelli joined Acadia in 1999 with 19 years of retail leasing experience.
                            Leasing               Since 1987 Mr. Povinelli had served as regional real estate representative for
                                                  Vornado Realty Trust, a New Jersey based Real estate investment trust, and was responsible for the day to day leasing activity of approximately 3 million square feet of the strip shopping center portfolio. Prior to this he served as leasing representative for Net Properties Management, Great Neck, New York, responsible for leasing of the strip shopping center and office building portfolio of the mid-atlantic and southeast regions of the company. Mr. Povinelli received a
                                                  Bachelor of Science degree in Finance and Economics from C.W. Post College of Long
                                                  Island Universty.

QUARTERLY SUPPLEMENTAL DISCLOSURE
       SEPTEMBER 30, 2003

      Total Market Capitalization
      ---------------------------


                                                                                  Percent of
                                                   Percent of                     Total Market
         (amounts in thousands)                   Total Equity                   Capitalization
                                                  ------------                   --------------

Total Common Shares Outstanding                       95.0%          27,237  (1)
Common Operating Partnership ("OP") Units              4.3%           1,226
                                                                 ----------
Combined Common Shares and OP Units                                  28,463

Market Price at September 30, 2003                                  $ 10.98
                                                                 ----------

Equity Capitalization - Common Shares and OP Units                  312,524

Preferred OP Units - at cost 2                         0.7%           2,212
                                                       ---       ----------

Total Equity Capitalization                          100.0%         314,736           61.3%
                                                     =====

Debt Capitalization                                                 198,777           38.7%
                                                                 ----------           ----

Total Market Capitalization                                       $ 513,513          100.0%
                                                                 ==========          =====



        Weighted Average Outstanding Common Shares and O.P. Units
        ---------------------------------------------------------

                                                  Common
                                                  Shares      O.P. Units  Total
                                                  ------      ----------  -----

--------------------------------------------------------------------------------------

Quarter ended September 30, 2003      Basic       27,180,323  1,282,760   28,463,083
Quarter ended September 30, 2003      Diluted     28,245,059  1,282,760   29,527,819

Nine months ended September 30, 2003  Basic      -26,319,632  2,131,942   28,451,574
Nine months ended September 30, 2003  Diluted    -27,123,067  2,131,942   29,255,009

In connection with the acquisition of the Pacesetter Park Shopping Center in
1999, the Company issued 2,212 Preferred OP Units which are reflected
--------------------------------------------------------------------------------------

Quarter ended September 30, 2002      Basic       24,974,176  3,449,232   28,423,408
Quarter ended September 30, 2002      Diluted     25,518,586  3,449,232   28,967,818

Nine months ended September 30, 2002  Basic      -25,370,088  3,822,225   29,192,313
Nine months ended September 30, 2002  Diluted    -25,552,558  3,822,225   29,374,783



Total Market Captialization

[GRAPHIC]

1. As of September 30, 2003, the Company had purchased 1,923,598 shares (net of reissuance or 131,007 shares) under its Stock Repurchase Program.

2. In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units which are reflected above at their stated cost of $1,000 per unit.

3. Fixed-rate debt includes $86.8 million of notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2003

                             Shareholder Information
                             -----------------------
                             (amounts in thousands)

    10 Largest Institutional/Non-Retail Shareholders 1                     Percent of Out-
                                                            Common         standing Common
Shareholder                                               Shares Held          Shares
----------------------------------------------            -----------      ----------------

Yale University 2                                               8,826            32.4%
Stanford University                                             2,133             7.8%
Wellington Management                                           1,691             6.2%
Cliffwood Partners                                              1,639             6.0%
The Vanderbilt University                                       1,347             4.9%
Harvard Private Capital Realty, Inc.                            1,000             3.7%
Carnegie Corporation of New York                                  862             3.2%
Urdang Investment Management                                      748             2.7%
Vanguard Group                                                    567             2.1%
LaSalle Investment Management                                     436             1.6%
                                                          -----------            ----

Total of 10 Largest Institutional Shareholders                 19,249            70.7%
                                                          ===========           =====

Total of all Institutional Shareholders                        21,044            77.3%
                                                          ===========           =====


                              Operating Partnership
                                Unit Information
                                ----------------

                                                        Percent
                                                    of Total O.P. Units
                                                    -------------------

Institutional O.P. Unit Holders                 -           0.0%
Employee/Trustee O.P. Unit Holders          1,068          87.1%
Other O.P. Unit Holders                       158          12.9%
                                     ------------          ----

Total O.P. Units                            1,226         100.0%
                                     ============         =====


                        Management and Trustee Ownership

Common Shares (not including options)         250
O.P. Units (see above)                      1,068
                                     ------------
                                            1,318
                                     ------------

1.  Based  on  Schedule  13F  filings  with  the U.S.  Securities  and  Exchange
Commission

2. The Company and Yale University have established a voting trust whereby all shares that Yale University owns in excess of 30% of the Company's outstanding Common Shares, will be voted in the same proportion (excluding Yale) as all other shares voted.


Total Share/O.P. Unit Ownership (Combined)

[GRAPHIC]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2003

                    Statements of Operations - Consolidated 1
                    -----------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)


                                                Year-to-Date                      Current Quarter

                                                 9 months                            3 months
                                            ended September 30,                ended September 30,
                                                  2003                                2003
                                    --------------------------------     -------------------------------

                                    Wholly Owned   JV's 2     Total      Wholly Owned   JV's 2     Total
                                    ------------   ------     -----      ------------   ------     -----

PROPERTY REVENUES
Minimum rents                       $     36,684   $  5,578  $ 42,262    $   12,439    $ 1,765   $ 14,204
Percentage rents                             545         18       563           156         17        173
Expense reimbursements                     9,625      1,468    11,093         3,012        490      3,502
Other property income                        481         40       521           169         10        179
                                    ------------   --------  --------    ------------  -------   --------
                                          47,335      7,104    54,439        15,776      2,282     18,058
                                    ------------   --------  --------    ------------  -------   --------

PROPERTY EXPENSES
Property operating                        10,387        952    11,339         2,791        299      3,090
Real estate taxes                          6,297        661     6,958         2,288        231      2,519
                                    ------------   --------  --------    ------------  -------   --------
                                          16,684      1,613    18,297         5,079        530      5,609
                                    ------------   --------  --------    ------------  -------   --------

NET OPERATING INCOME - PROPERTIES         30,651      5,491    36,142        10,697      1,752     12,449

OTHER INCOME (EXPENSE)
General and administrative                (7,931)        (1)   (7,932)       (2,786)         -     (2,786)
Abandoned project costs                        -          -         -             -          -          -
Lease termination income                       -          -         -             -          -          -
Interest income                              657         21       678           243          1        244
Asset and property management income       1,418          -     1,418           489          -        489
Property management expense                 (205)         -      (205)          (58)         -        (58)
Straight-line rent income                    666       (263)      403           196         96        292
Straight-line rents written off             (108)         -      (108)         (108)         -       (108)
Other income                               1,218          -     1,218             -          -          -
                                    ------------   --------  --------    ------------  -------   --------

EBIDTA                                    26,366      5,248    31,614         8,673      1,849     10,522

Depreciation and amortization            (11,277)    (1,596)  (12,873)       (3,788)      (561)    (4,349)
Interest expense                          (8,413)    (1,875)  (10,288)       (2,882)      (659)    (3,541)
Impairment of real estate                      -          -         -             -          -          -
Gain on sale of properties                 1,187          -     1,187           (25)         -        (25)
                                    ------------   --------  --------    ------------  -------   --------

Income before minority interest            7,863      1,777     9,640         1,978        629      2,607

Minority interest                         (1,181)      (129)   (1,310)         (156)       (27)      (183)
                                    ------------   --------  --------    ------------  -------   --------

NET INCOME                          $      6,682   $  1,648  $  8,330    $    1,822    $   602   $  2,424
                                    ============   ========  ========    ============  =======   ========


                                                              Previous Quarters

                                             3 months                             3 months
                                           ended June 30,                       ended March 31,
                                               2003                                 2003
                                    ---------------------------------    --------------------------------
                                    Wholly Owned   JV's 2     Total      Wholly Owned   JV's 2     Total
                                    ------------   ------     -----      ------------   ------     -----

PROPERTY REVENUES
Minimum rents                       $     12,389   $  2,093  $ 14,482    $   11,856    $ 1,720   $ 13,576
Percentage rents                              95        (11)       84           294         12        306
Expense reimbursements                     2,896        455     3,351         3,717        523      4,240
Other property income                        161         12       173           151         18        169
                                    ------------   --------  --------    ------------  -------   --------
                                          15,541      2,549    18,090        16,018      2,273     18,291
                                    ------------   --------  --------    ------------  -------   --------

PROPERTY EXPENSES
Property operating                         3,330        292     3,622         4,266        361      4,627
Real estate taxes                          1,812        227     2,039         2,197        203      2,400
                                    ------------   --------  --------    ------------  -------   --------
                                           5,142        519     5,661         6,463        564      7,027
                                    ------------   --------  --------    ------------  -------   --------

NET OPERATING INCOME - PROPERTIES         10,399      2,030    12,429         9,555      1,709     11,264

OTHER INCOME (EXPENSE)
General and administrative                (2,449)        (1)   (2,450)       (2,696)         -     (2,696)
Abandoned project costs                        -          -         -             -          -          -
Lease termination income                       -          -         -             -          -          -
Interest income                              164          -       164           250         20        270
Asset and property management income         531          -       531           398          -        398
Property management expense                  (59)         -       (59)          (88)         -        (88)
Straight-line rent income                    229       (221)        8           241       (138)       103
Straight-line rents written off                -          -         -             -          -          -
Other income                                   -          -         -         1,218          -      1,218
                                    ------------   --------  --------    ------------  -------   --------

EBIDTA                                     8,815      1,808    10,623         8,878      1,591     10,469

Depreciation and amortization             (3,888)      (565)   (4,453)       (3,601)      (470)    (4,071)
Interest expense                          (2,805)      (648)   (3,453)       (2,726)      (568)    (3,294)
Impairment of real estate                      -          -         -             -          -          -
Gain on sale of properties                     -          -         -         1,212          -      1,212
                                    ------------   --------  --------    ------------  -------   --------

Income before minority interest            2,122        595     2,717         3,763        553      4,316

Minority interest                           (231)       (43)     (274)         (794)       (59)      (853)
                                    ------------   --------  --------    ------------  -------   --------

NET INCOME                          $      1,891   $    552  $  2,443    $    2,969    $   494   $  3,463
                                    ============   ========  ========    ============  =======   ========




1. Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

2. The Company currently invests in two JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("Acadia Acquisition"). The second JV is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. See "Statement of Operations - Joint Venture Activity" for additional detail.


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2003

               Statements of Operations - Joint Venture Activity 1
               ---------------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)

                                                            Year-to-Date

                                                              9 months
                                                         ended September 30,
                                                                2003
                                        ---------------------------------------------------------

                                         Acadia      Pro-rata               Pro-rata    Pro-rata
                                        Acquisition    share    Crossroads    share      Total
                                        -----------    -----    ----------    -----      -----

PROPERTY REVENUES
Minimum rents                            $   16,051    $  3,568  $   4,102   $   2,010   $  5,578
Percentage rents                                 46          10         17           8         18
Expense reimbursements                        2,435         541      1,892         927      1,468
Other property income                            81          18         46          22         40
                                         ----------    --------  ---------   ---------   --------
                                             18,613       4,137      6,057       2,967      7,104
                                         ----------    --------  ---------   ---------   --------

PROPERTY EXPENSES
Property operating                            2,573         571        778         381        952
Real estate taxes                               707         157      1,029         504        661
                                         ----------    --------  ---------   ---------   --------
                                              3,280         728      1,807         885      1,613
                                         ----------    --------  ---------   ---------   --------

NET OPERATING INCOME - PROPERTIES            15,333       3,409      4,250       2,082      5,491

OTHER INCOME (EXPENSE)
General and administrative                       (8)         (1)         -           -         (1)
Abandoned project costs                           -           -          -           -          -
Lease termination income                          -           -          -           -          -
Interest income                                  93          21          -           -         21
Asset and property management income              -           -          -           -          -
Asset and property management expense 2      (1,606)          -          -           -          -
Straight-line rent income                    (1,313)       (292)        60          29       (263)
Straight-line rents written off                   -           -          -           -          -
Other income                                      -           -          -           -          -
                                         ----------    --------  ---------   ---------   --------

EBIDTA                                       12,499       3,137      4,310       2,111      5,248

Depreciation and amortization 3              (4,918)     (1,094)      (424)       (502)    (1,596)
Interest expense 3                           (4,343)       (965)    (1,940)       (910)    (1,875)
Impairment of real estate                         -           -          -           -          -
Gain on sale of properties                        -           -          -           -          -
                                                 --          --         --          --         --

Income before minority interest               3,238       1,078      1,946         699      1,777

Minority interest                                 -         (78)         -         (51)      (129)
                                         ----------    --------  ---------   ---------   --------

NET INCOME                               $    3,238    $  1,000  $   1,946   $     648   $  1,648
                                         ==========    ========  =========   =========   ========


                                                             Current Quarter

                                                                3 months
                                                           ended September 30,
                                                                 2003
                                        -----------------------------------------------------------
                                          Acadia     Pro-rata               Pro-rata   Pro-rata
                                        Acquisition    share    Crossroads    share       Total
                                        -----------    -----    ----------    -----       -----

PROPERTY REVENUES
Minimum rents                            $    4,944    $  1,099  $   1,360   $     666   $  1,765
Percentage rents                                 41           9         17           8         17
Expense reimbursements                          797         177        639         313        490
Other property income                            12           3         14           7         10
                                         ----------    --------  ---------   ---------   --------
                                              5,794       1,288      2,030         994      2,282
                                         ----------    --------  ---------   ---------   --------

PROPERTY EXPENSES
Property operating                              767         170        264         129        299
Real estate taxes                               264          59        351         172        231
                                         ----------    --------  ---------   ---------   --------
                                              1,031         229        615         301        530
                                         ----------    --------  ---------   ---------   --------

NET OPERATING INCOME - PROPERTIES             4,763       1,059      1,415         693      1,752

OTHER INCOME (EXPENSE)
General and administrative                       (1)          -          -           -          -
Abandoned project costs                           -           -          -           -          -
Lease termination income                          -           -          -           -          -
Interest income                                   3           1          -           -          1
Asset and property management income              -           -          -           -          -
Asset and property management expense 2        (562)          -          -           -          -
Straight-line rent income                       432          96          -           -         96
Straight-line rents written off                   -           -          -           -          -
Other income                                      -           -          -           -          -
                                         ----------    --------  ---------   ---------   --------

EBIDTA                                        4,635       1,156      1,415         693      1,849

Depreciation and amortization 3              (1,771)       (394)      (140)       (167)      (561)
Interest expense 3                           (1,584)       (352)      (654)       (307)      (659)
Impairment of real estate                         -           -          -           -          -
Gain on sale of properties                        -           -          -           -          -
                                         ----------    --------  ---------   ---------   --------

Income before minority interest               1,280         410        621         219        629

Minority interest                                 -         (18)         -          (9)       (27)
                                         ----------    --------  ---------   ---------   --------

NET INCOME                               $    1,280      $  392      $ 621      $  210      $ 602
                                         ==========    ========  =========   =========   ========


1. Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

     The Company  currently  invests in two JV's. The first is a 22% interest in
     Acadia         Strategic          Opportunity         Fund         ("Acadia
     AcquisiThenCompanyccurrentlyrinvests inntwohJV's.tThesfirst is a 22% interest in Acadia Strategic Opportunity Fund ("Acadia Acquisition"), which owns, or has an ownership interest in 30 properties totalling approximately 2,044,000 square feet. The second JV investment is a 49% interest in a 311,000 square 30oproperties totallingcapproximately 2,044,000 square feet. The second JV investment is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY ("Crossroads"). White Plains, NY ("Crossroads").

2. Acadia Acquisition pays asset management and property management fees to Acadia Realty L.P. As such, the Company does not recognize a pro-rata share of these expenses in its consolidated financial statements. in its consolidated financial statements.

3. The Company has obtained two interest rate swaps, effectively fixing the interest rate on its pro-rata portion of the mortgage debt from its investment in Crossroads. Acadia's pro-rata share of its interest expense has been adjusted for the effect of these swaps. In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads. basis in Crossroads.


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2003

               Statements of Operations - Joint Venture Activity 1
               ---------------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)

                                                            Previous Quarters

                                                                3 months
                                                              ended June 30,
                                                                  2003
                                        ----------------------------------------------------------
                                          Acadia    Pro-rata               Pro-rata    Pro-rata
                                        Acquisition   share    Crossroads    share      Total
                                        -----------   -----    ----------    -----      -----

PROPERTY REVENUES
Minimum rents                            $    6,372    $  1,416  $  1,381    $     677   $  2,093
Percentage rents                                  -           -        (22)        (11)       (11)
Expense reimbursements                          662         147        628         308        455
Other property income                            24           5         15           7         12
                                         ----------    --------  ---------   ---------   --------
                                              7,058       1,568      2,002         981      2,549
                                         ----------    --------  ---------   ---------   --------

PROPERTY EXPENSES
Property operating                              856         190        208         102        292
Real estate taxes                               248          55        351         172        227
                                         ----------    --------  ---------   ---------   --------
                                              1,104         245        559         274        519
                                         ----------    --------  ---------   ---------   --------

NET OPERATING INCOME - PROPERTIES             5,954       1,323      1,443         707      2,030

OTHER INCOME (EXPENSE)
General and administrative                       (6)         (1)         -           -         (1)
Abandoned project costs                           -           -          -           -          -
Lease termination income                          -           -          -           -          -
Interest income                                   2           -          -           -          -
Asset and property management income              -           -          -           -          -
Asset and property management expense 2        (602)          -          -           -          -
Straight-line rent income                    (1,116)       (248)        55          27       (221)
Straight-line rents written off                   -           -          -           -          -
Other income                                      -           -          -           -          -
                                         ----------    --------  ---------   ---------   --------

EBIDTA                                        4,232       1,074      1,498         734      1,808

Depreciation and amortization 3              (1,781)       (396)      (145)       (169)      (565)
Interest expense 3                           (1,554)       (345)      (647)       (303)      (648)
Impairment of real estate                         -           -          -           -          -
Gain on sale of properties                        -           -          -           -          -
                                         ----------    --------  ---------   ---------   --------

Income before minority interest                 897         333        706         262        595

Minority interest                                 -         (24)         -         (19)       (43)
                                         ----------    --------  ---------   ---------   --------

NET INCOME                               $      897    $    309  $     706   $     243   $    552
                                         ==========    ========  =========   =========   ========



                                                                 3 months
                                                               ended March 31,
                                                                   2003
                                        ----------------------------------------------------------
                                          Acadia    Pro-rata               Pro-rata    Pro-rata
                                        Acquisition   share    Crossroads    share      Total
                                        -----------   -----    ----------    -----      -----

PROPERTY REVENUES
Minimum rents                            $    4,735    $  1,053  $   1,361   $     667   $  1,720
Percentage rents                                  5           1         22          11         12
Expense reimbursements                          976         217        625         306        523
Other property income                            45          10         17           8         18
                                         ----------    --------  ---------   ---------   --------
                                              5,761       1,281      2,025         992      2,273
                                         ----------    --------  ---------   ---------   --------

PROPERTY EXPENSES
Property operating                              950         211        306         150        361
Real estate taxes                               195          43        327         160        203
                                         ----------    --------  ---------   ---------   --------
                                              1,145         254        633         310        564
                                         ----------    --------  ---------   ---------   --------

NET OPERATING INCOME - PROPERTIES             4,616       1,027      1,392         682      1,709

OTHER INCOME (EXPENSE)
General and administrative                       (1)          -          -           -          -
Abandoned project costs                           -           -          -           -          -
Lease termination income                          -           -          -           -          -
Interest income                                  88          20          -           -         20
Asset and property management income              -           -          -           -          -
Asset and property management expense 2        (442)          -          -           -          -
Straight-line rent income                      (629)       (140)         5           2       (138)
Straight-line rents written off                   -           -          -           -          -
Other income                                      -           -          -           -          -
                                         ----------    --------  ---------   ---------   --------

EBIDTA                                        3,632         907      1,397         684      1,591

Depreciation and amortization 3              (1,366)       (304)      (139)       (166)      (470)
Interest expense 3                           (1,205)       (268)      (639)       (300)      (568)
Impairment of real estate                         -           -          -           -          -
Gain on sale of properties                        -           -          -           -          -
                                         ----------    --------  ---------   ---------   --------

Income before minority interest               1,061         335        619         218        553

Minority interest                                 -         (36)         -         (23)       (59)
                                         ----------    --------  ---------   ---------   --------

NET INCOME                               $    1,061    $    299  $     619   $     195   $    494
                                         ==========    ========  =========   =========   ========


1. Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

     The Company  currently  invests in two JV's. The first is a 22% interest in
     Acadia         Strategic          Opportunity         Fund         ("Acadia
     AcquisiThenCompanyccurrentlyrinvests inntwohJV's.tThesfirst is a 22% interest in Acadia Strategic Opportunity Fund ("Acadia Acquisition"), which owns, or has an ownership interest in 30 properties totalling approximately 2,044,000 square feet. The second JV investment is a 49% interest in a 311,000 square 30oproperties totallingcapproximately 2,044,000 square feet. The second JV investment is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY ("Crossroads"). White Plains, NY ("Crossroads").

2. Acadia Acquisition pays asset management and property management fees to Acadia Realty L.P. As such, the Company does not recognize a pro-rata share of these expenses in its consolidated financial statements. in its consolidated financial statements.

3. The Company has obtained two interest rate swaps, effectively fixing the interest rate on its pro-rata portion of the mortgage debt from its investment in Crossroads. Acadia's pro-rata share of its interest expense has been adjusted for the effect of these swaps. In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads. basis in Crossroads.



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2003

                Statements of Operations - Activity by Source 1
                                 (in thousands)

                                                    Year-to-Date                                  Current Quarter

                                                      9 months                                        3 months
                                                 ended September 30,                             ended September 30,
                                                       2003                                             2003
                                    --------------------------------------------------  -------------------------------------------

                                    Retail      Multi-Family       Corporate   Total     Retail    Multi-Family  Corporate Total

PROPERTY REVENUES
Minimum rents                       $   37,156   $    5,106     $          -  $ 42,262  $   12,480  $  1,724     $      -  $ 14,204
Percentage rents                           563            -                -       563         173         -            -       173
Expense reimbursements                  11,093            -                -    11,093       3,502         -            -     3,502
Other property income                      197          324                -       521          61       118            -       179
                                    ----------   ----------     ------------  --------  ----------  --------     --------  --------
                                        49,009        5,430                -    54,439      16,216     1,842            -    18,058
                                    ----------   ----------     ------------  --------  ----------  --------     --------  --------

PROPERTY EXPENSES
Property operating                       8,647        2,692                -    11,339       2,097       993            -     3,090
Real estate taxes                        6,721          237                -     6,958       2,440        79            -     2,519
                                    ----------   ----------     ------------  --------  ----------  --------     --------  --------
                                        15,368        2,929                -    18,297       4,537     1,072            -     5,609
                                    ----------   ----------     ------------  --------  ----------  --------     --------  --------

NET OPERATING INCOME - PROPERTIES       33,641        2,501                -    36,142      11,679       770            -    12,449

OTHER INCOME (EXPENSE)
General and administrative                   -            -           (7,932)   (7,932)          -         -       (2,786)   (2,786)
Abandoned project costs                      -            -                -       -             -         -            -         -
Lease termination income                     -            -                -       -             -         -            -         -
Interest income                              -            -              678       678           -         -          244       244
Asset and property management income         -            -            1,418     1,418           -         -          489       489
Other property management fees             (62)        (143)               -      (205)        (20)      (38)           -       (58)
Straight-line rent income                  403            -                -       403         292         -            -       292
Straight-line rents written off           (108)           -                -      (108)       (108)        -            -      (108)
Other income                             1,218            -                -     1,218           -         -            -         -
                                    ----------   ----------     ------------  --------  ----------  --------     --------  --------

EBIDTA                                  35,092        2,358           (5,836)   31,614      11,843       732       (2,053)   10,522

Depreciation and amortization          (11,650)        (988)            (235)  (12,873)     (3,922)     (339)         (88)   (4,349)
Interest expense                        (9,139)      (1,149)               -   (10,288)     (3,159)     (382)           -    (3,541)
Impairment of real estate                    -            -                -         -           -         -            -         -
Gain on sale of properties               1,187            -                -     1,187         (25)        -            -       (25)
                                    ----------   ----------     ------------  --------  ----------  --------     --------  --------

Income before minority interest         15,490          221           (6,071)    9,640       4,737        11       (2,141)    2,607

Minority interest                       (1,739)         (22)             451    (1,310)       (275)        -           92      (183)
                                    ----------   ----------     ------------  --------  ----------  --------     --------  --------

NET INCOME                          $   13,751   $      199     $     (5,620) $  8,330  $    4,462  $     11     $ (2,049) $  2,424
                                    ==========   ==========     ============  ========  ==========  ========     ========  ========


                                                                             Previous Quarters

                                                        3 months                                         3 months
                                                      ended June 30,                                  ended March 31,
                                                          2003                                             2003
                                    --------------------------------------------------  -------------------------------------------

                                    Retail      Multi-Family       Corporate   Total     Retail    Multi-Family  Corporate Total

PROPERTY REVENUES
Minimum rents                       $   12,783   $    1,699     $          -  $ 14,482  $   11,893  $  1,683     $      -  $ 13,576
Percentage rents                            84            -                -        84         306         -            -       306
Expense reimbursements                   3,351            -                -     3,351       4,240         -            -     4,240
Other property income                       85           88                -       173          51       118            -       169
                                    ----------   ----------     ------------  --------  ----------  --------     --------  --------
                                        16,303        1,787                -    18,090      16,490     1,801            -    18,291
                                    ----------   ----------     ------------  --------  ----------  --------     --------  --------

PROPERTY EXPENSES
Property operating                       2,683          939                -     3,622       3,867       760            -     4,627
Real estate taxes                        1,957           82                -     2,039       2,324        76            -     2,400
                                    ----------   ----------     ------------  --------  ----------  --------     --------  --------
                                         4,640        1,021                -     5,661       6,191       836            -     7,027
                                    ----------   ----------     ------------  --------  ----------  --------     --------  --------

NET OPERATING INCOME - PROPERTIES       11,663          766                -    12,429      10,299       965            -    11,264

OTHER INCOME (EXPENSE)
General and administrative                   -            -           (2,450)   (2,450)          -         -       (2,696)   (2,696)
Abandoned project costs                      -            -                -         -           -         -            -         -
Lease termination income                     -            -                -         -           -         -            -         -
Interest income                              -            -              164       164           -         -          270       270
Asset and property management income         -            -              531       531           -         -          398       398
Other property management fees             (21)         (38)               -       (59)        (21)      (67)           -       (88)
Straight-line rent income                    8            -                -         8         103         -            -       103
Straight-line rents written off              -            -                -         -           -         -            -         -
Other income                                 -            -                -         -       1,218         -            -     1,218
                                    ----------   ----------     ------------  --------  ----------  --------     --------  --------

EBIDTA                                  11,650          728           (1,755)   10,623      11,599       898       (2,028)   10,469

Depreciation and amortization           (4,049)        (328)             (76)   (4,453)     (3,679)     (321)         (71)   (4,071)
Interest expense                        (3,070)        (383)               -    (3,453)     (2,910)     (384)           -    (3,294)
Impairment of real estate                    -            -                -         -           -         -            -         -
Gain on sale of properties                   -            -                -         -       1,212         -            -     1,212
                                    ----------   ----------     ------------  --------  ----------  --------     --------  --------

Income before minority interest          4,531           17           (1,831)    2,717       6,222       193       (2,099)    4,316

Minority interest                         (406)          (1)             133      (274)     (1,058)      (21)         226      (853)
                                    ----------   ----------     ------------  --------  ----------  --------     --------  --------

NET INCOME                          $    4,125   $       16     $     (1,698  $  2,443  $    5,164  $    172     $ (1,873) $  3,463
                                    ==========   ==========     ============  ========  ==========  ========     ========  ========


1. Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2003

               Statements of Operations - Current v. Historical 1
                                 (in thousands)

                                                          Current Quarter                        Historical Quarter

                                                             3 months                                  3 months
                                                        ended September 30,                       ended September 30,
                                                               2003                                     2002
                                     -------------------------------------------------   ----------------------------------------
                                                                 Discontinued                                Discontinued
                                     Wholly Owned      JV's 2     Operations   Total    Wholly Owned   JV's   Operations  Total
                                     ------------   ------------   -------   ---------   ----------   ------   -------   --------

PROPERTY REVENUES
Minimum rents                        $     12,439        $ 1,765   $     -   $  14,204   $   11,996   $  650   $   478   $ 13,124
Percentage rents                              156             17         -         173          161       10       (33)       138
Expense reimbursements                      3,012            490         -       3,502        2,795      268       163      3,226
Other property income                         169             10         -         179          144        3         5        152
                                     ------------   ------------   -------   ---------   ----------   ------   -------   --------
                                           15,776          2,282         -      18,058       15,096      931       613     16,640
                                     ------------   ------------   -------   ---------   ----------   ------   -------   -------- --

PROPERTY EXPENSES
Property operating                          2,791            299         -       3,090        2,790      142       115      3,047
Real estate taxes                           2,288            231         -       2,519        2,191      164       115      2,470
                                     ------------   ------------   -------   ---------   ----------   ------   -------   --------  -
                                            5,079            530         -       5,609        4,981      306       230      5,517
                                     ------------   ------------   -------   ---------   ----------   ------   -------   --------  -

NET OPERATING INCOME - PROPERTIES          10,697          1,752         -      12,449       10,115      625       383     11,123

OTHER INCOME (EXPENSE)
General and administrative                 (2,786)             -         -      (2,786)      (2,160)      (3)        -     (2,163)
Abandoned project costs                         -              -         -           -         (274)       -         -       (274)
Lease termination income                        -              -         -           -            -        -         -          -
Interest income                               243              1         -         244          517        -         2        519
Asset and property management income          489              -         -         489          316        -         -        316
Property management expense                   (58)             -         -         (58)         (40)       -         -        (40)
Straight-line rent income                     196             96         -         292          179      (21)        6        164
Straight-line rents written off              (108)             -         -        (108)           -        -         -          -
Other income                                    -              -         -           -          100        -         -        100
                                     ------------   ------------   -------   ---------   ----------   ------   -------   --------

EBIDTA                                      8,673          1,849         -      10,522        8,753      601       391      9,745

Depreciation and amortization              (3,788)          (561)        -      (4,349)      (3,701)    (170)     (160)    (4,031)
Interest expense                           (2,882)          (659)        -      (3,541)      (2,781)    (330)     (108)    (3,219)
Impairment of real estate                       -              -         -           -            -        -      (197)      (197)
Gain on sale of properties                    (25)             -         -         (25)           -        -       (49)       (49)
                                     ------------   ------------   -------   ---------   ----------   ------   -------   --------

Income before minority interest             1,978            629         -       2,607        2,271      101      (123)     2,249

Minority interest                            (156)           (27)        -        (183)        (371)     (12)       15       (368)
                                     ------------   ------------   -------   ---------   ----------   ------   -------   --------

NET INCOME                           $      1,822   $        602   $     -   $   2,424   $    1,900   $   89   $  (108)  $  1,881
                                     ============   ============   =======   =========   ==========   ======   =======   ========

                                                        Current Year-to-Date                   Historical Year-to-Date

                                                             9 months                                    9 months
                                                        ended September 30,                         ended September 30,
                                                               2003                                        2002
                                     -------------------------------------------------   ----------------------------------------
                                                                 Discontinued                                Discontinued
                                     Wholly Owned      JV's 2     Operations   Total    Wholly Owned   JV's   Operations  Total
                                     ------------   ------------   -------   ---------   ----------   ------   -------   --------

PROPERTY REVENUES
Minimum rents                        $     36,684   $      5,578   $     -   $  42,262   $   35,243   $1,865   $ 4,451   $ 41,559
Percentage rents                              545             18         -         563          602       67       305        974
Expense reimbursements                      9,625          1,468         -      11,093        8,061      684     1,097      9,842
Other property income                         481             40         -         521          453       22       215        690
                                     ------------   ------------   -------   ---------   ----------   ------   -------   --------
                                           47,335          7,104         -      54,439       44,359    2,638     6,068     53,065
                                     ------------   ------------   -------   ---------   ----------   ------   -------   --------

PROPERTY EXPENSES
Property operating                         10,387            952         -      11,339        7,993      327     1,114      9,434
Real estate taxes                           6,297            661         -       6,958        6,281      474       834      7,589
                                     ------------   ------------   -------   ---------   ----------   ------   -------   --------
                                           16,684          1,613         -      18,297       14,274      801     1,948     17,023
                                     ------------   ------------   -------   ---------   ----------   ------   -------   --------

NET OPERATING INCOME - PROPERTIES          30,651          5,491         -      36,142       30,085    1,837     4,120     36,042

OTHER INCOME (EXPENSE)
General and administrative                 (7,931)            (1)        -      (7,932)      (7,287)      (3)        -     (7,290)
Abandoned project costs                         -              -         -           -         (274)       -         -       (274)
Lease termination income                        -              -         -           -        3,945        -         -      3,945
Interest income                               657             21         -         678        1,452        -        23      1,475
Asset and property management income        1,418              -         -       1,418          957        -         -        957
Property management expense                  (205)             -         -        (205)        (120)       -         -       (120)
Straight-line rent income                     666           (263)        -         403          653      (46)       (8)       599
Straight-line rents written off              (108)             -         -        (108)        (100)       -         -       (100)
Other income                                1,218              -         -       1,218          391        -         -        391
                                     ------------   ------------   -------   ---------   ----------   ------   -------   --------

EBIDTA                                     26,366          5,248         -      31,614       29,702    1,788     4,135     35,625

Depreciation and amortization             (11,277)        (1,596)        -     (12,873)     (10,959)    (500)   (1,606)   (13,065)
Interest expense                           (8,413)        (1,875)        -     (10,288)      (8,207)    (963)   (1,515)   (10,685)
Impairment of real estate                       -              -         -           -            -        -      (197)      (197)
Gain on sale of properties                  1,187              -         -       1,187        1,530        -     1,783      3,313
                                     ------------   ------------   -------   ---------   ----------   ------   -------   --------

Income before minority interest             7,863          1,777         -       9,640       12,066      325     2,600     14,991

Minority interest                          (1,181)          (129)        -      (1,310)      (2,303)     (43)     (476)    (2,822)
                                     ------------   ------------   -------   ---------   ----------   ------   -------   --------

NET INCOME                           $      6,682   $      1,648   $     -   $   8,330    $   9,763   $  282   $ 2,124   $ 12,169
                                     ============   ============   =======   =========   ==========   ======   =======   ========



1. Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods. Certain 2002 quarterly amounts have been reclassified to conform with the presentation of discontinued operations for the year ended December 31, 2002 (see note 3).

2. The Company currently invests in two JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("Acadia Acquisition"). The second JV is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. See "Statement of Operations - Joint Venture Activity" for additional detail.

3. Discontinued operations represent the activity related to all properties sold since January 1, 2002. All of these properties were sold prior to January 1, 2003.


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2003

            Net Operating Income (NOI) - Same Property Performance 1
            --------------------------------------------------------
                                 (in thousands)
                                                               Growth in Same                                       Growth in Same
                                                                Property NOI -                                       Property NOI -
                                                             Continuing Operations                             Continuing Operations
                                       Current     Historical     Favorable         Current      Historical         Favorable
                                       Quarter     Quarter      (unfavorable)      Year-to-Date Year-to Date         (unfavorable)
                                       -----------------------------------------  --------------------------------------------------

Reconciliation of total NOI
to same property NOI:                  3 months    3 months                        9 months     9 months
                                        ended       ended                           ended        ended
                                       September   September                       September    September
                                       30, 2003    30, 2002                        30, 2003     30, 2002
                                       ---------   --------                        --------     ---------

NOI - Wholly owned properties          $  10,697   $ 10,498                        $  30,651    $  34,205
NOI - Joint Ventures
     (Unconsolidated partnerships)         1,752        625                            5,491        1,837
                                       ---------   --------                        ---------    ---------
                       Total NOI          12,449     11,123                           36,142       36,042

NOI - Properties Acquired                 (1,121)       (24)                          (3,475)         (24)
NOI - Redevelopment Properties            (1,172)      (463)                          (3,232)      (1,179)
NOI - Properties Sold / Held for sale
      ("Discontinued Operations")              -       (383)                               -       (4,120)
                                       ---------   --------                        ---------    ---------

                                       $  10,156   $ 10,253         -0.9%          $  29,435    $  30,719             -4.2%
                                       =========   ========          ===           =========    =========              ===


Same property NOI by portfolio component and revenues/expenses:

                                          Shopping Center Portfolio                            Shopping Center Portfolio

                            Revenues   $  13,527   $ 13,678         -1.1%          $  41,012    $  40,210              2.0%
                            Expenses       4,140      4,184          1.1%             14,069       12,082            -16.4%
                                       ---------   --------          ---           ---------    ---------             ----
                                           9,387      9,494         -1.1%             26,943       28,128             -4.2%
                                       ---------   --------          ---           ---------    ---------              ---

                                     Residential Properties (2 properties)                Residential Properties (2 properties)

                            Revenues       1,841      1,719          7.1%              5,422        5,186              4.6%
                            Expenses       1,072        960        -11.7%              2,930        2,595            -12.9%
                                       ---------   --------         ----           ---------    ---------             ----
                                             769        759          1.3%              2,492        2,591             -3.8%
                                       ---------   --------          ---           ---------    ---------              ---

                                       $  10,156   $ 10,253         -0.9%          $  29,435    $  30,719             -4.2%
                                       =========   ========          ===           =========    =========              ===



1. The above amounts includes the pro-rata activity related to the Company's joint ventures.

QUARTERLY SUPPLEMENTAL DISCLOSURE
         SEPTEMBER 30, 2003


  Funds from Operations ("FFO")( 1)
-------------------------------------
           (in thousands)                                                         2003


                                                                Current      Current    Previous Quarters
                                                             Year-to-Date    Quarter

                                                               9 months     3 months    3 months    3 months
                                                                 ended        ended       ended      ended
                                                             September 30, September    June 30,   March 31,
    Funds from operations ("FFO"):                    Notes       2003       30, 2003      2003       2003
--------------------------------------                       ------------- ----------- ----------- ----------

Net Income                                                         $8,330      $2,424      $2,443     $3,463
Add back:
Depreciation of real estate and
 amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                    10,541       3,571       3,571      3,399
     Unconsolidated subsidiaries                                    1,557         547         551        459
Income attributable to Operating
 Partnership units                                         2          758         117         203        438
Gain on sale of properties                                 3            -           -           -          -
                                                             ------------- ----------- ----------- ----------
                                                                   21,186       6,659       6,768      7,759
Less: FFO related to discontinued
 operations                                                4            -           -           -          -
                                                             ------------- ----------- ----------- ----------

                  FFO - Basic -
                   Continuing
                   Operations                              6       21,186       6,659       6,768      7,759
Distributions on Preferred OP Units                                   150          50          50         50
                                                             ------------- ----------- ----------- ----------
                  FFO - Diluted -
                   Continuing
                   Operations                                     $21,336      $6,709      $6,818     $7,809
                                                             ============= =========== =========== ==========

          Adjusted Funds from operations ("AFFO"):
==================================================
Diluted FFO                                                       $21,336      $6,709      $6,818     $7,809
Straight line rent, net                                              (295)       (184)         (8)      (103)
Non real-estate depreciation                                          235          88          76         71
Amortization of finance costs                                         531         143         246        142
Tenant improvements                                                  (680)       (174)       (160)      (346)
Leasing commissions                                                   (54)          -          (9)       (45)
Capital expenditures                                               (2,953)     (1,325)       (882)      (746)
                                                             ------------- ----------- ----------- ----------

                                 AFFO                             $18,120      $5,257      $6,081     $6,782
                                                             ============= =========== =========== ==========

                    Funds Available for Distribution
                                 ("FAD")
====================================================
AFFO                                                              $18,120      $5,257      $6,081     $6,782
Scheduled prinicpal repayments                                     (3,646)     (1,236)     (1,185)    (1,225)
                                                             ------------- ----------- ----------- ----------

                                  FAD                             $14,474      $4,021      $4,896     $5,557
                                                             ============= =========== =========== ==========

                      Total weighted average shares
                              and OP Units:
Basic                                                              28,452      28,463      28,456     28,436
                                                             ============= =========== =========== ==========
Diluted                                                            29,255      29,528      29,244     28,993
                                                             ============= =========== =========== ==========

           FFO per share:
FFO per share - Basic
    FFO per share                                        5,6        $0.74       $0.23       $0.24      $0.27
                                                             ============= =========== =========== ==========
    FFO per share - Continuing
     operations                                          5,6        $0.74       $0.23       $0.24      $0.27
                                                             ============= =========== =========== ==========

FFO per share - Diluted
    FFO per share                                        5,6        $0.73       $0.23       $0.23      $0.27
                                                             ============= =========== =========== ==========
    FFO per share - Continuing
     operations                                          5,6        $0.73       $0.23       $0.23      $0.27
                                                             ============= =========== =========== ==========

 AFFO per share - Basic                                  5,6        $0.63       $0.18       $0.21      $0.24
                                                             ============= =========== =========== ==========
 AFFO per share - Diluted                                5,6        $0.62       $0.18       $0.21      $0.23
                                                             ============= =========== =========== ==========

 FAD per share - Basic                                   5,6        $0.50       $0.14       $0.17      $0.19
                                                             ============= =========== =========== ==========
 FAD per share - Diluted                                 5,6        $0.49       $0.14       $0.17      $0.19
                                                             ============= =========== =========== ==========



                                                                  2002

                                                        Historic        Historic
                                                      Year-to-Date       Quarter

                                                          9 months      3 months
                                                           ended          ended
                                                       September 30,  September 30,
    Funds from operations ("FFO"):                          2002          2002
--------------------------------------               --------------- ---------------

Net Income                                                  $12,169          $1,881
Add back:
Depreciation of real estate and
 amortization of leasing costs:
     Wholly owned and consolidated subsidiaries              11,680           3,540
     Unconsolidated subsidiaries                                479             163
Income attributable to Operating
 Partnership units                                            1,980             276
Gain on sale of properties                                   (1,783)             49
                                                     --------------- ---------------
                                                             24,525           5,909
Less: FFO related to discontinued
 operations                                                  (2,575)           (276)
                                                     --------------- ---------------

                  FFO - Basic -
                   Continuing
                   Operations                               $21,950          $5,633
                                                     =============== ===============
Distributions on Preferred OP Units
                  FFO - Diluted -
                   Continuing
                   Operations

         Adjusted Funds from operations ("AFFO"):
=================================================
Diluted FFO
Straight line rent, net
Non real-estate depreciation
Amortization of finance costs
Tenant improvements
Leasing commissions
Capital expenditures

                                 AFFO

             Funds Available for Distribution
                          ("FAD")
=============================================
AFFO
Scheduled prinicpal repayments

                                  FAD

               Total weighted average shares
                       and OP Units:
Basic                                                        29,192          28,423
                                                     =============== ===============
Diluted                                                      29,375          28,968
                                                     =============== ===============

           FFO per share:
FFO per share - Basic
    FFO per share                                             $0.84           $0.21
                                                     =============== ===============
    FFO per share - Continuing
     operations                                               $0.75           $0.20
                                                     =============== ===============

FFO per share - Diluted
    FFO per share                                             $0.84           $0.21
                                                     =============== ===============
    FFO per share - Continuing
     operations                                               $0.75           $0.20
                                                     =============== ===============

 AFFO per share - Basic
 AFFO per share - Diluted

 FAD per share - Basic
 FAD per share - Diluted


------------------------------------------------------------------------------------------------------------------------



(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2) Reflects OP Unitholders interest in OP net income.

(3) 2002 FFO has been restated to include a $197 impairment of real estate charge and to include the $957 gain from the sale of undepreciated property (net of minority interest of $573). FFO for the quarter ended March 31, 2003 includes a $659 gain on the sale of undepreciated property.

(4) Discontinued operations represent the activity related to all properties sold since January 1, 2001.

(5) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions of $50 are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

(6) FFO for the nine months ended September 30, 2002 includes $3,800 ($0.13 per share) of lease termination income received during the period. FFO for the nine months ended September 30, 2003 includes a $1,218 ($0.04 per share) lump sum rent payment in connection with a tenant's assignment of an anchor lease at the Branch Plaza.


       QUARTERLY SUPPLEMENTAL DISCLOSURE
              SEPTEMBER 30, 2003

             Capital Expenditures
      -----------------------------------

                                          --------------- --------------
                                           Year-to-Date      Current      ----- Previous Quarters -----
                                                             Quarter

                                             9 months        3 months        3 months       3 months
                                               ended          ended           ended          ended
                                           September 30,   September 30,  June 30, 2003  March 31, 2003
                                                2003            2003
                                          ---------------------------------------------- --------------


      Leasing Commissions:                $           54  $           -   $           9  $          45
                                           --------------  -------------   -------------  -------------

      Tenant Improvements:                           680            174             160            346
                                           --------------  -------------   -------------  -------------

      Capital Expenditures:
      Retail                                       1,868            937             526            405
      Residential                                  1,085            388             356            341
                                           --------------  -------------   -------------  -------------
                                                   2,953          1,325             882            746
                                           --------------  -------------   -------------  -------------

      Redevelopments( 1):                          3,479          1,309           1,094          1,076
                                           --------------  -------------   -------------  -------------

      Total                               $        7,166  $       2,808   $       2,145  $       2,213
                                           ==============  =============   =============  =============


      Expenditures for real estate and
        improvements as reported on the
        Company's Statement of Cash Flows $        7,112  $       2,808   $       2,136  $       2,168
      Expenditures included in deferred
       leasing                                        54              -               9             45
                                           --------------  -------------   -------------  -------------
        costs in Statement of Cash Flows  $        7,166  $       2,808   $       2,145  $       2,213
                                           ==============  =============   =============  =============




(1) Represents costs (including leasing commissions) exclusively at the Gateway Shopping Center and Elmwood Park Shopping Center.

    QUARTERLY SUPPLEMENTAL DISCLOSURE
           SEPTEMBER 30, 2003




       Consolidated Balance Sheets
       ---------------------------
             (in thousands)
                                          September 30,  December 31,
                                              2003           2002
                                         --------------  -------------
ASSETS

Real estate
  Land                                    $     54,890   $     54,890
  Buildings and improvements                   365,941        352,359
  Construction in progress                       4,750          6,629
                                           ------------   ------------
                                               425,581        413,878
Less: accumulated depreciation                 (94,962)       (85,062)
                                           ------------   ------------
  Net real estate                              330,619        328,816

Cash and cash equivalents                       29,631         45,168
Cash in escrow                                   4,079          3,447
Investments in unconsolidated
 partnerships                                   12,930          6,164
Rents receivable, net of $1,514 and
 $1,374 allowance, respectively                  4,027          2,567
Straight-line rents receivable, net of
 $910 allowance                                  4,949          4,392
Notes Receivable                                 3,563          6,795
Prepaid expenses                                 3,206          2,042
Due from related parties                           992              -
Deferred charges, net                            9,795         10,360
Other assets                                     1,630          1,184
                                           ------------   ------------

                                          $    405,421   $    410,935
                                           ============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                    $    198,777   $    202,361

Accounts payable and accrued expenses           10,892          8,528
Dividends and distributions payable              4,191          3,744
Due to related parties                               -            174
Deferred gain on sale of properties                  -          1,212
Interest rate swap payable                       5,083          5,470
Other liabilities                                2,694          2,998
                                           ------------   ------------
  Total liabilities                            221,637        224,487
                                           ------------   ------------

Minority interest in Operating
 Partnership                                     8,435         22,746
Minority interests in majority owned
 partnerships                                    1,842          2,379
                                           ------------   ------------
  Total minority interests                      10,277         25,125
                                           ------------   ------------

Shareholders' equity:
Common shares                                       27             25
Additional paid-in capital                     182,711        170,851
Accumulated other comprehensive income          (6,552)        (6,874)
Deficit                                         (2,679)        (2,679)
                                           ------------   ------------
  Total shareholders' equity                   173,507        161,323
                                           ------------   ------------

                                          $    405,421   $    410,935
                                           ============   ============


         QUARTERLY SUPPLEMENTAL DISCLOSURE
                SEPTEMBER 30, 2003

             Selected Operating Ratios
             -------------------------


                                                      3 months ended September 30,   9 months ended September 30,

                                                         2003          2002            2003            2002
                                                      -----------    ----------     ------------    -----------
                  Coverage Ratios                  (1)
---------------------------------

              Interest Coverage Ratio
EBIDTA                                             (2)   $10,522        $9,745          $31,614        $31,680
Divided by Interest expense                                3,541         3,219           10,288         10,685
                                                      -----------    ----------     ------------    -----------
                                                            2.97  x       3.03   x         3.07  x        2.96  x

            Fixed Charge Coverage Ratio
EBIDTA                                                   $10,522        $9,745          $31,614        $31,680
Divided by ( Interest expense                              3,541         3,219           10,288         10,685
                 + Preferred Dividends)            (3)        50            50              150            150
                                                      -----------    ----------     ------------    -----------
                                                            2.93  x       2.98   x         3.03  x        2.92  x

            Debt Service Coverage Ratio
EBIDTA                                                   $10,522        $9,745          $31,614        $31,680
Divided by ( Interest expense                              3,541         3,219           10,288         10,685
                 + Principal Amortization)         (4)     1,236           986            3,646          3,155
                                                      -----------    ----------     ------------    -----------
                                                            2.20  x       2.32   x         2.27  x        2.29  x

                   Payout Ratios
--------------------------------

                 FFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.14.5 per Share/O.P. Unit for 2003
  and $0.13 for 2002.                                     $4,141        $3,695          $12,409        $11,085
FFO                                                (2)     6,659         5,909           21,186         20,580
                                                      -----------    ----------     ------------    -----------
                                                              62%           63%              59%            54%

                 AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units)           $4,141                        $12,409
AFFO                                                       5,207                         17,970
                                                      -----------                   ------------
                                                              80%                            69%
                 FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units)           $4,141                        $12,409
FAD                                                        3,971                         14,324
                                                      -----------                   ------------
                                                   (5)       104%                            87%

                  Overhead Ratios
---------------------------------

             G&A/Real Estate Revenues
General and Administrative expense                        $2,786        $2,163           $7,932         $7,290
Real Estate Revenues                                      18,058        16,640           54,439         53,065
                                                      -----------    ----------     ------------    -----------
                                                              15%           13%              15%            14%

                  Leverage Ratios
---------------------------------

Debt/Total Market Capitalization                   (6)
Debt                                                    $198,777      $203,244
Total Market Capitalization                              513,513       415,765
                                                      -----------    ----------
                                                              39%           49%


Debt + Preferred Equity (Preferred O.P. Units)          $200,989      $205,456
Total Market Capitalization                              513,513       415,765
                                                      -----------    ----------
                                                              39%           49%

Notes:

(1) Quarterly results for 2003 and 2002 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's joint venture investments in unconsolidated partnerships.

(2) EBIDTA and FFO for the nine months ended September 30, 2002 have been adjusted to exclude non-recurring income of $3,945 representing lease termination income received from predominantly one tenant during the period. Gross property revenues already exclude these amounts. The adjustments are as follows:

                                                     3 months ended                     9 months ended
                                                   September 30, 2002                 September 30, 2002
                                                ------------------------          --------------------------

                                                  EBIDTA         FFO                 EBIDTA          FFO
Gross amounts                                   $    9,745   $    5,909           $     35,625   $   24,525
Adjustment for material non-recurring items              -            -                 (3,945)      (3,945)
                                                 ----------   ----------           ------------   ----------
As adjusted and used above                      $    9,745   $    5,909           $     31,680   $   20,580
                                                 ==========   ==========           ============   ==========


(3) Represents preferred distributions on Preferred Operating partnership Units.


(4) Includes the Company's pro-rata share of joint venture principal amortization. $203 of the 2003 quarterly amortization is from the self- liquidating amortization related to the Kroger/Safeway portfolio. On the JV level, this consists of $29,528 of debt which self-amortizes over the next six years.

(5) Capital expenditures include $831 and $1,293 for the quarter and 9 months ended September 30. 2003, respectively, related to the complete redesign of the facade at the Bloomfield Towne Center. Excluding the expenditures for this project, the FAD payout ratios for the quarter and 9 months ended September 30, 2003 were 86% and 79%, respectively.

(6) Including the Company's pro-rata share of joint venture debt, the Debt to Total Market Capitalization increases to 43% and 51% as of June 30, 2003 and 2002, respectively.

                   QUARTERLY SUPPLEMENTAL DISCLOSURE
                          September 30, 2003
                   Debt Analysis - Consolidated Debt
                        (amounts in thousands)


                                                                                          Variable
                                                                     Principal             Rate as
                                                                     Balance at             as of
                                                                     September   Interest September Maturity  Prepayment
            Property                        Lender             Notes  30, 2003     Rate    30, 2003   Date     Allowed
------------------------------------------------------------------------------------------------------------------------

FIXED-RATE DEBT
--------------------------------

Merrillville Plaza              SunAmerica Life Insurance Co.           $13,500     6.46%            7/1/2007    Yes
Crescent Plaza                  Metropolitan Life Insurance Co.           8,551     8.13%           11/1/2010    Yes
East End Centre                 Metropolitan Life Insurance Co.          15,661     8.13%           11/1/2010    Yes
GHT Apartments                  Bank of America, N.A.                    10,845     7.55%            1/1/2011     No
Colony Apartments               Bank of America, N.A.                     5,422     7.55%            1/1/2011     No
239 Greenwich Avenue            RBS Greenwich Capital                    16,000     5.19%            6/1/2013     No
                                                                    ------------ --------

TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT                                 69,979     7.00%
                                                                    ------------ --------

VARIABLE-RATE DEBT
--------------------------------

Soundview Marketplace           Fleet National Bank                       8,633  L + 175      2.87% 11/1/2003    Yes
Greenridge Plaza                Metropolitan Life Insurance Co.           5,889  L + 200      3.11% 11/1/2003    Yes
Luzerne Street Plaza            Metropolitan Life Insurance Co.           1,545  L + 200      3.11% 11/1/2003    Yes
Berlin Shopping Center          Washington Mutual Bank, F.A.              1,788  L + 175      2.88%  4/1/2005    Yes
Bradford Towne Center           Washington Mutual Bank, F.A.              7,310  L + 175      2.88%  4/1/2005    Yes
Ledgewood Mall                  Washington Mutual Bank, F.A.             30,096  L + 175      2.88%  4/1/2005    Yes
New Louden Center               Washington Mutual Bank, F.A.              7,109  L + 175      2.88%  4/1/2005    Yes
Route 6 Plaza                   Washington Mutual Bank, F.A.              4,703  L + 175      2.88%  4/1/2005    Yes
Village Apartments              Sun America Life Insurance Co.            9,257  L + 173      2.84% 10/1/2005    Yes
Abington Towne Center           Fleet National Bank              (1)             L + 175      2.87%  1/1/2007    Yes
Branch Shopping Center          Fleet National Bank              (1)     12,053  L + 175      2.87%  1/1/2007    Yes
Methuen Shopping Center         Fleet National Bank              (1)             L + 175      2.87%  1/1/2007    Yes
Walnut Hill Plaza               Washington Mutual Bank, F.A.     (2)      6,826  L + 185      2.98%  1/1/2007    Yes
Bloomfield Town Square          Washington Mutual Bank, F.A.     (2)     13,408  L + 185      2.98%  1/1/2007    Yes
Town Line Plaza                 Fleet National Bank              (3)      4,884  L + 175      2.87% 3/15/2007    Yes
Gateway Shopping Center         Fleet National Bank              (4)      6,275  L + 175      2.87%  5/1/2007    Yes
Village Commons Shopping Center Fleet National Bank                       9,022  L + 175      2.87%  6/1/2007    Yes
Elmwood Park Shopping Center    Washington Mutual Bank, F.A.     (5)          -  L + 170         - 11/22/2007    Yes
Marketplace of Absecon          Fleet National Bank              (6)          -  L + 150         -   3/1/2008    Yes
                                                                    ------------ -------- ---------

TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT                      (7)    128,798   L + 174     2.90%
                                                                    ------------ -------- ---------

TOTAL/WEIGHTED AVERAGE - ALL DEBT                                      $198,777               4.35%
                                                                    ============          =========


   Notes:
   ------------------

    (1) There is an additional $7,650 currently available under this facility which the Company is required to fully draw down prior to December 2003. An additional $3,000 (net of a $150 holdback) is available through December 2004 based upon additional lease-up at the collateral properties.

    (2) There is an additional $5,000 (less certain holdbacks totalling $600) currently available under this facility which the Company is required to fully draw down prior to December 21, 2003.

    (3) There is an additional $2,000 available under this facility which is also periodically used for standby letters of credit.

    (4) There is an additional $3,000 available under this facility.

    (5) This is a revolving facility for up to $20,000 which bears interest at LIBOR plus 170 basis points (3.30% all-in rate floor).

    (6) This is a revolving facility for up to $7,400 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is > 50%).

    (7) The Company has hedged $86,791 of it's variable-rate debt with five variable to fixed-rate swap agreements with Fleet Bank, N.A. as follows:

    Notional principal       All-in Rate        Maturity Date
   --------------------     --------------     ---------------
   $            30,000               6.55%           4/1/2005
                20,000               6.28%          10/1/2006
                15,657               6.17%           1/1/2007
                12,112               5.86%           1/1/2007
                 9,022               6.22%           6/1/2007
    -------------------     --------------
   $            86,791               6.29%
    ===================     ==============

                   QUARTERLY SUPPLEMENTAL DISCLOSURE
                          September 30, 2003
         Debt Analysis - Unconsolidated Debt (Joint Ventures)





                                                               Principal                   Variable
                                                       Acadia   Balance                    Rate as
                                                       Realty     at     Acadia's             of
                              Lender/                   Trust  September Prorata  Interest September Maturity Prepayment
FIXED-RATE DEBT               Joint Venture Partner   Ownership 30, 2003  Share     Rate   30, 2003    Date    Allowed
---------------               ---------------------   --------------------------- -------------------------------------

Crossroads Shopping Center(1) Bank of New York/           49.0% $33,120  $16,229     7.16%          10/1/2007    Yes
                               Heyman-Greenburgh
                               Associates LLC and
                               RMC Development
                               Company LLC
Brandywine Town Center        UBS Warburg Real Estate
                               Investments, Inc./         22.2%  30,000    6,667     4.69%          2/11/2008     No
                                Acadia Strategic
                                Opportunity Fund
Kroger Portfolio (2)          Cortlandt Deposit
                               Corporation/               22.2%  14,850    2,475     6.62%           2/1/2009    Yes
                               Acadia Strategic
                               Opportunity Fund
Safeway Portfolio (2)         Cortlandt Deposit
                               Corporation/               22.2%  14,678    2,446     6.51%          1/15/2009    Yes
                               Acadia Strategic
                               Opportunity Fund
Brandywine Town Center        UBS Warburg Real Estate
                               Investments, Inc./         22.2%  21,522    4,783     7.01%          7/11/2012     No
                               Acadia Strategic
                               Opportunity Fund
Market Square Shopping Center UBS Warburg Real Estate
                               Investments, Inc./         22.2%  16,326    3,628     7.32%          6/11/2012     No
                               Acadia Strategic
                               Opportunity Fund
Amherst Marketplace           The Ohio National Life
                               Insurance Company/
                               Acadia Strategic
                               Opportunity Fund           22.2%   4,954    1,101     8.20%           6/1/2022    Yes
Sheffield Crossing            Canada Life Insurance
                               Company/
                               Acadia Strategic
                               Opportunity Fund           22.2%   7,353    1,634     8.00%           1/1/2023    Yes
                                                               --------- -------- --------

TOTAL/WEIGHTED AVERAGE - FIXED-RATE UNCONSOLIDATED DEBT         142,803   38,963     6.72%
                                                               --------- -------- --------


VARIABLE-RATE DEBT
------------------------------


Granville Center              Bank One, NA/
                               Acadia Strategic
                               Opportunity Fund           22.2%   5,879    1,306  L + 200     3.12% 10/5/2007    Yes
                                                               --------- --------         ---------

TOTAL/WEIGHTED AVERAGE - ALL UNCONSOLIDATED DEBT               $148,682  $40,269              6.61%
                                                               ========= ========         =========



      Summary - Consolidated and Unconsolidated Debt   Notes
      -----------------------------------------------------------------------------------------------------------------
                                                                                                              % of
                                                                                                 % of     Wholly-Owned
                                                                                   Weighted    Wholly-        and
                                                                % of   Outstanding   Avg.       Owned     Unconsolidated
                                                               Total     Balance   Int. Rate    Only     Combined Basis
                                                             --------------------- --------- ----------- ---------------
                 Consolidated Debt
                 Fixed-Rate Debt (2)                    (3)        66%   $156,770      6.61%         79%             82%
                 Variable-Rate Debt( 2)                 (3)        17%     42,007      2.90%         21%             18%
                                                             --------- ----------- --------- ----------- ---------------

                 Total Consolidated Debt                           83%    198,777      5.82%        100%            100%
                                                             --------- ----------- --------- =========== ===============

                 Unconsolidated Debt (Joint Ventures)
                 Fixed-Rate Debt                                   16%     38,963      6.72%
                 Variable-Rate Debt                                 1%      1,306      3.12%
                                                             --------- ----------- ---------

                 Total Unconsolidated Debt                         17%     40,269      6.61%
                                                             --------- ----------- ---------

                              Total Debt                (4)       100%   $239,046      5.96%
                                                             ========= =========== =========

      -----------------------------------------------------------------------------------------------------------------




      Notes:
      ------------------

      (1) Although this is variable debt, Acadia has effectively fixed its pro-rata share of debt through two swap transactions. $5,000 is fixed at 7.53% and the remaining balance is fixed at 6.99%.

      (2) AmCap, ASOF's joint venture partner on this investment, is allocated 25% of the debt and equity. As such, ASOF's pro-rata share of the above debt is 75% x 22.22%.

      (3) Fixed-rate debt includes $86,791 of notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.

      (4) The above balances do not include FAS 141 adjustments totaling $5,552 as of September 30, 2003.


    QUARTERLY SUPPLEMENTAL DISCLOSURE
           SEPTEMBER 30, 2003

         Future Debt Maturities
-----------------------------------------
             (in thousands)                                       Weighted Average Interest Rate of Maturing Debt
                                                                 -------------------------------------------------



     Consolidated Debt
                              Scheduled
            Year             Amortization Maturities    Total     Total Debt  Fixed-Rate Debt  Variable-Rate Debt
---------------------------- ------------ ---------- ----------- ------------ --------------- --------------------

           2003              $       889  $  16,028  $   16,917         2.98%            n/a                 2.98%
           2004                    3,469          -       3,469          n/a             n/a                  n/a
           2005                    2,659     57,752      60,411         2.87%            n/a                 2.87%
           2006                    2,323          -       2,323          n/a             n/a                  n/a
           2007                    1,293     61,237      62,530         3.64%           6.46%                2.91%
         Thereafter                4,017     49,110      53,127         7.12%           7.12%                 n/a
                              -----------  ---------  ----------
                             $    14,650  $ 184,127  $  198,777
                              ===========  =========  ==========


Unconsolidated Debt (Joint Ventures) (1)



           2003              $       127  $       -  $      127          n/a             n/a                  n/a
           2004                    1,325          -       1,325          n/a             n/a                  n/a
           2005                    1,372          -       1,372          n/a             n/a                  n/a
           2006                    1,418          -       1,418          n/a             n/a                  n/a
           2007                    1,247     16,033      17,280         6.86%           7.16%                3.12%
         Thereafter                4,637     14,110      18,747         5.98%           5.98%                 n/a
                              -----------  ---------  ----------
                             $    10,126  $  30,143  $   40,269
                              ===========  =========  ==========


Capitalized interest related to the Company's development projects is as follows:
    (in thousands)
            1st Quarter 2003  $      187
            2nd Quarter 2003          76
            3rd Quarter 2003          61
                               ----------

                Year-to-Date  $      324
                               ==========


(1) The above amounts represent the Company's pro-rata share of joint venture mortgage debt.

                   QUARTERLY SUPPLEMENTAL DISCLOSURE
                          SEPTEMBER 30, 2003


                        Unencumbered Properties
                        -----------------------



                Center                       Location          GLA
--------------------------------------- ------------------ -----------

Blackman Plaza                          Wilkes-Barre, PA      121,341

Hobson West Plaza                       Naperville, IL         99,038

Mad River Station                       Dayton, OH            154,675

Mark Plaza                              Edwardsville, PA      214,036

Pacesetter Park Shopping Center         Ramapo, New York       96,252

Pittston Plaza                          Pittston, PA           79,494

Plaza 422                               Lebanon, PA           154,791
                                                            ----------

Total GLA of Unencumbered Properties                          919,627
                                                            ==========


Total net operating income for the year
 ended December 31, 2002 associated
 with unencumbered properties                              $    4,940
                                                            ==========

                   QUARTERLY SUPPLEMENTAL DISCLOSURE
                          SEPTEMBER 30, 2003

             Acadia Strategic Opportunity Fund - Overview
             --------------------------------------------



Item                                Notes   Description
---------------------------------------------------------------------------------------------------------------------

Date formed                                 September 2001

Properties owned

Ohio                                 1      Amherst Marketplace
                                     1      Granville Centre
                                     1      Sheffield Crossing

Delaware                             1      Brandywine Town Center
                                     1      Market Square Shopping Center

Various                              2      25 Kroger/Safeway locations


Partnership structure

Equity Contribution:                        22.22% - Acadia
                                            77.78% - Four institutional investors (current significant shareholders in
                                                     Acadia as well)

Cash flow distribution:                     22.22% - Acadia
                                            77.78% - Four institutional investors

Promote:                                    20% to Acadia once all partners (including Acadia) have received 9%
                                             preferred return and return of equity

                                            Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia                              Asset management fee equal to 1.5% of total committed capital ($70 million which excludes Acadia's $20 million)

                                            Property management fee equal to 4% of gross property revenues

                                            Market rate leasing fees

                                            Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia


Mortgage Debt                        3      $116 million as of September 30, 2003

                                            95% ($110 million) fixed-rate and 5% floating ($6 million) at a total blended rate of 6.2% as of September 30, 2003





1 See details of these properties including occupancy, tenants, expirations and demographics in Section IV of this supplement

2 See enclosed map in this section for these locations

3 See details of this debt in Section II of this supplement

QUARTERLY SUPPLEMENTAL DISCLOSURE
         SEPTEMBER 30, 2003

      ASOF Properties - Detail
      ------------------------


               ---------------------------------------------------------------------------------------------------------
                                                                                                   Annualized Base Rent
                                                                                                   per Occupied Square
                   Gross Leasable Area           Occupancy             Annualized Base Rent                 Foot
               ---------------------------------------------------------------------------------------------------------
                Anchors   Shops    Total   Anchors Shops  Total   Anchors      Shops      Total    Anchors Shops  Total
               ---------------------------------------------------------------------------------------------------------



    Midwest
---------------

Ohio
----

Amherst
 Marketplace      76,737   3,200    79,937 100.00%100.00%100.00%   $765,711    $33,396    $799,107  $9.98 $10.44 $10.00
Granville
 Centre           90,047  41,222   131,269 100.00% 73.58% 91.70%    991,612    307,678   1,299,290  11.01  10.14  10.79
Sheffield
 Crossing         59,159  53,475   112,634 100.00% 88.11% 94.36%    620,578    497,852   1,118,430  10.49  10.57  10.52
               ---------------------------------------------------------------------------------------------------------
Total - Midwest
     Region      225,943  97,897   323,840 100.00% 82.38% 94.67%  2,377,901    838,926   3,216,827  10.52  10.40  10.49
               ---------------------------------------------------------------------------------------------------------

 Mid-Atlantic
---------------

Delaware
--------
Brandywine Town
 Center (1)      614,289       -   614,289  99.33%     -  99.33%  8,642,744          -   8,642,744  14.16      -  14.16
Market Square
 Shopping
 Center           31,375  56,385    87,760 100.00% 96.19% 97.55%    365,712  1,210,741   1,576,453  11.66  22.32  18.41
               ---------------------------------------------------------------------------------------------------------
 Total - Mid-
    Atlantic     645,664  56,385   702,049  99.36% 96.19% 99.11%  9,008,456  1,210,741  10,219,197  14.04  22.32  14.69
               ---------------------------------------------------------------------------------------------------------

    Various
---------------
Kroger/Safeway
 Portfolio (25
 Properties)
 (2)           1,018,100       - 1,018,100 100.00%     - 100.00%  9,965,897          -   9,965,897   9.79      -   9.79
               ---------------------------------------------------------------------------------------------------------


Total - Joint
 Venture
 Properties    1,889,707 154,282 2,043,989  99.78% 87.43% 98.85%$21,352,254 $2,049,667 $23,401,921 $11.32 $15.20 $11.58
               =========================================================================================================



General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Does not include approximately 240,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.

(2) ASOF has a 75% economic interest in this portfolio of 25
    Kroger/Safeway triple-net leases.

                   QUARTERLY SUPPLEMENTAL DISCLOSURE
                          SEPTEMBER 30, 2003

                       Kroger/Safeway Portfolio
                       ------------------------



                               [Graphic]
                               [Graphic]
                               [Graphic]
                               [Graphic]




         Kroger locations            Safeway locations
     ------------------------      --------------------

             Cary, NC                  Atlanta, TX
          Cincinnati, OH              Batesville, AR
            Conroe, TX                  Benton, AR
          Great Bend, KS               Carthage, TX
           Hanrahan, LA              Little Rock, AR
         Indianapolis, IN              Longview, WA
            Irving, TX                 Mustang, OK
            Pratt, KS                  Roswell, NM
           Roanoke, VA                 Ruidoso, NM
          Shreveport, LA              San Ramon, CA
      Wichita, KS (2 stores)        Springerville, AZ
                                        Tucson, AZ
                                        Tulsa, OK



General note: As all of these leases are triple-net, Acadia has no property management responsibilities for these locations.


                   QUARTERLY SUPPLEMENTAL DISCLOSURE
                          SEPTEMBER 30, 2003

                   ACADIA STRATEGIC OPPORTUNITY FUND
            Top 10 Tenants - Ranked by Annualized Base Rent
----------------------------------------------------------------------
                                                                                 Percentage of Total
                                                                                Represented by Tenant
                                                                        --------------------------------------

                                 Number of               Annualized
                                 Stores in     Total         Base             Total         Annualized Base
Ranking         Tenant          JV Portfolio    GLA        Rent (1)     Portfolio GLA( 2)       Rent (2)
------- ----------------------- ------------ ---------- --------------  ----------------- --------------------

     1  Safeway (3)                      13    467,300     $3,743,629               22.9%                17.9%
     2  Kroger (4)                       12    550,800      3,730,794               26.9%                17.8%
     3  Lowe's                            1    140,000      1,925,000                6.8%                 9.2%
     4  Giant Eagle                       2    125,396      1,251,154                6.1%                 6.0%
     5  Bed, Bath & Beyond                1     45,114        868,426                2.2%                 4.2%
        Transunion Settlement
     6   (5)                              1     39,714        858,930                1.9%                 4.1%
     7  Regal Cinema                      1     65,641        821,825                3.2%                 3.9%
     8  Target                            1    138,000        800,000                6.8%                 3.8%
     9  Dick's Sporting Goods             1     50,000        725,156                2.4%                 3.5%
    10  Big Bear                          1     55,096        589,527                2.7%                 2.8%
                                ------------ ---------- --------------  ----------------- --------------------

                 Total                   34  1,677,061    $15,314,441               82.0%                73.2%
                                ============ ========== ==============  ================= ====================



    (1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after September 30, 2003.


    (2) GLA does not include approximately 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. Base rents for the Kroger/Safeway portfolio include 75% of the total rents. The remaining 25% is allocated to AmCap, the joint venture partner in this portfolio.

    (3) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non- supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009.

    (4) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non- supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009.

    (5) Subsidiary of Transunion

                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                          SEPTEMBER 30, 2003


                 Retail Properties - Summary Listing
----------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                                                                     Property Totals
                                                                                                 -----------------------

                                                                                    Other Anchor
                                                                    Grocery Anchor Current Lease
                                       Year                         Current Lease        and      Annualized  Annualized
                                  Constructed(C)          Occupancy       and         Option         Base        Base
   Shopping Center      Location   Acquired(A)      GLA       %    Option Expiraton   Expiraton      Rent      Rent psf
------------------------------------------------------------------------------------------------------------------------

NEW YORK REGION
----------------------

       New York
                                                                                   Clearview
                      Port                                         King Kullen      Cinema
Soundview Marketplace  Washington       1998 (A)  184,098      92%  2007/2022       2010/2030     $2,835,492     $16.76

Village Commons                                                                    Daffy's
 Shopping Center      Smithtown         1998 (A)   87,227      96%                  2008/2028      1,969,730      23.42
                                                                                   Walgreens
                                                                                    2021/--

Branch Shopping Plaza Smithtown         1998 (A)  125,640      96% Waldbaum's (A&P)  2013/2028     2,134,067      17.75

                                                                   Price Chopper   Marshalls
New Loudon Center     Latham            1982 (A)  253,003      69%  2015/2035       2004/2009      1,526,064       8.75

Pacesetter Park
 Shopping Center      Pomona            1999 (A)   96,252      84% Stop & Shop (Ahold) 2020/2040     877,329      10.84

      New Jersey

Elmwood Park Shopping                                              Pathmark        Walgreen's
 Center               Elmwood Park      1998 (A)  149,038     100%  2017/2052       2022/2062      3,252,660      21.91

                                                                                   Eckerd Drug
Marketplace of AbseconAbsecon           1998 (A)  105,251      93% Acme 2015/2055   2020/2040      1,460,886      15.00

                                                                                   Kmart
Berlin Shopping CenterBerlin            1994 (A)  188,717      80% Acme 2005/2015   2004/2029        802,222       5.33

                                                                                   Wal-mart
Ledgewood Mall        Ledgewood         1983 (A)  515,933      89%                  2019/2049      4,236,424       9.25
                                                                                   Macy's
                                                                                    2005/2025
                                                                                   The Sports'
                                                                                    Authority
                                                                                    2007/2037
                                                                                   Circuit City
                                                                                    2020/2040
                                                                                   Marshall's
                                                                                    2007/2027


NEW ENGLAND REGION
----------------------

     Connecticut

                                                                   GU Markets      Wal-mart (not
Town Line Plaza       Rocky Hill        1998 (A)  206,178     100%  2017/2052       owned)         1,345,032      12.35

                                                                                   Restoration
                                                                                    Hardware
239 Greenwich Avenue  Greenwich         1998 (A)   16,834     100%                  2015/2025      1,254,282      74.51
                                                                                   Chico's
                                                                                    Fashion
                                                                                    2010/2020
    Massachusetts

Methuen Shopping                                                   DeMoulas Market Wal-mart
 Center               Methuen           1998 (A)  130,238     100%  2005/2015       2011/2051        828,772       6.36

                                                                                   Home Depot
Crescent Plaza        Brockton          1984 (A)  218,277     100% Shaw's 2012/2042 2021/2056      1,692,015       7.75

     Rhode Island

                                                                                   Sears
Walnut Hill Plaza     Woonsocket        1998 (A)  285,773      99% Shaw's 2013/2043 2003/2033      2,151,516       7.59

       Vermont

The Gateway Shopping
 Center               Burlington        1999 (A)  100,563      84% Shaw's 2024/2053                1,544,422      18.27

MIDWEST REGION
----------------------

       Illinois

                                                                   Bobak's Market
                                                                    and Restaurant
Hobson West Plaza     Naperville        1998 (A)   99,038      99%  2007/2032                      1,137,116      11.62
                                                                    (specialty
                                                                     grocery)
       Indiana

                                                                                   TJ Maxx
Merrillville Plaza    Merrillville      1998 (A)  235,591     100%                  2004/2014      2,580,977      10.96
                                                                                   JC Penney
                                                                                    2008/2018
                                                                                   OfficeMax
                                                                                    2008/2028

       Michigan

                      Bloomfield                                   Costco (not     TJ
Bloomfield Town Square Hills            1998 (A)  216,489      84%  owned)          Maxx2009/2014  1,721,770       9.43
                                                                                   Marshall's
                                                                                    2011/2026
                                                                                   Home Goods
                                                                                    2010/2025

         Ohio

                                                                                   Babies "R" Us
Mad River Station     Dayton            1999 (A)  154,675      81%                  2005/2020      1,511,067      12.11
                                                                                   Office Depot
                                                                                    2005/2010


MID-ATLANTIC REGION
----------------------

     Pennsylvania

                                                                                   TJ Maxx
Abington Towne Center Abington          1998 (A)  216,365      97%                  2010/2020        780,861      14.64
                                                                                   Target (not
                                                                                    owned)

                                                                                   Kmart
Blackman Plaza        Wilkes-Barre      1968 (C)  121,341      92%                  2004/2049 (2)    261,504       2.34

                                                                   P&C Foods (Penn
                                                                    Traffic)       Kmart
Bradford Towne Centre Towanda           1993 (C)  256,939      89%  2014/2024       2019/2069      1,419,821       6.19


                                                                   Price Chopper
East End Center       Wilkes-Barre      1986 (C)  308,283      54%  2008/2028                      1,005,170       6.02

                                                                   Giant Food
                                                                    (Ahold)
Greenridge Plaza      Scranton          1986 (C)  198,393      53%  2021/2051                        645,159       6.14

Luzerne Street                                                     Price Chopper   Eckerd Drug
 Shopping Center      Scranton          1983 (A)   57,988      94%  2004/2024 (3)   2004/2019        272,150       4.98

                                                                   Redner's MarketsKmart
Mark Plaza            Edwardsville      1968 (C)  214,036      91%  2018/2028       2004/2054 (2)    949,127       4.86


                                                                   Redner's Market Eckerd Drugs
Pittston Plaza        Pittston          1994 (C)   79,494      98%  2018/2028       2006/2016        599,728       7.69


                                                                                   Home Depot
Plaza 422             Lebanon           1972 (C)  154,791      87%                  2021/2056        195,480       3.85



                                                                   Weis Markets    Kmart
Route 6 Mall          Honesdale         1994 (C)  175,507      99%  (not owned)     2020/2070      1,061,868       6.10
                                                ----------                                       -----------------------


                                                5,151,952                                        $42,052,711     $10.05
                                                ==========                                       =======================

JOINT VENTURE PROPERTIES
----------------------------------
(excludes jont venture owned Kroger/Safeway Portfolio)

NEW YORK REGION
----------------------

       New York

Crossroads Shopping                                                Waldbaum's      Kmart
 Center               White Plains         1998   310,919      99%  (A&P)           2012/2037     $5,474,567     $17.83
                                                                    2007/2032      B. Dalton
(49% JV interest)                                                                   2012/2022
                                                                                   Pay Half
                                                                                    2018/--
                                                                                   Modell's
                                                                                    2009/2019


MID-ATLANTIC REGION
----------------------

       Delaware

Brandywine Town
 Center (1)           Wilmington        2003 (A)  614,289      99%                                 8,642,744      14.16
(22% JV interest)

                                                                   Trader Joe's
                                                                    (specialty
Market Square                                                       grocery)       TJ Maxx
 Shopping Center      Wilmington        2003 (A)   87,760      98%  2013/2028       2006/2016      1,576,453      18.41
(22% JV interest)



MIDWEST REGION
----------------------

         Ohio

                                                                   Giant Eagle
Amherst Marketplace   Cleveland         2002 (A)   79,937     100%  2021/2041                        799,107      10.00
(22% JV interest)

                                                                   Big Bear (Penn  California
                                                                    Traffic)        Fitness
Granville Centre      Columbus          2002 (A)  131,269      92%  2020/2050       2017/2027      1,299,290      10.79
(22% JV interest)

                                                                   Giant Eagle
Sheffield Crossing    Cleveland         2002 (A)  112,634      94%  2022/2042                      1,118,430      10.52
                                                ----------                                       -----------------------
(22% JV interest)

                                                1,336,808                                        $18,910,591     $14.44
                                                ==========                                       =======================



(1) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.
(2) Kmart has notified the Company of its intention to exercise its option to renew the lease for this space upon the expiration of the current lease term.
(3) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

      QUARTERLY SUPPLEMENTAL DISCLOSURE
               SEPTEMBER 30, 2003


         Retail Properties by Region
         ---------------------------
(excludes jont venture owned Kroger/Safeway Portfolio)




                            -----------------------------------------------------------------------------
                                     Gross Leasable Area                   Occupancy
                            -----------------------------------------------------------------------------
  Wholly-Owned Properties
----------------------------
                            Anchors (1)     Shops        Total       Anchors       Shops        Total
                            ------------ ------------ ------------ ------------ ------------ ------------


      New York Region         1,032,506      672,653    1,705,159        88.01%       85.45%       87.00%
        New England             640,880      316,983      957,863       100.00%       94.17%       98.07%
          Midwest               305,549      400,244      705,793       100.00%       83.78%       90.80%
        Mid-Atlantic          1,281,243      501,894    1,783,137        83.65%       77.44%       81.90%
                            ------------ ------------ ------------ ------------ ------------ ------------

                            ------------ ------------ ------------ ------------ ------------ ------------
    Total Wholly-Owned
         Properties           3,260,178    1,891,774    5,151,952        89.78%       84.43%       87.81%
                            ------------ ------------ ------------ ------------ ------------ ------------

                            ------------ ------------ ------------ ------------ ------------ ------------

  Joint Venture Properties
----------------------------
        Midwest (2)             225,943       97,897      323,840       100.00%       82.38%       94.67%
     Mid-Atlantic( 2,3)         645,664       56,385      702,049        99.36%       96.19%       99.11%
    New York Region (4)         191,363      119,556      310,919       100.00%       96.76%       98.75%

                            ------------ ------------ ------------ ------------ ------------ ------------
    Total Joint Venture
         Properties           1,062,970      273,838    1,336,808        99.61%       91.50%       97.95%
                            ============ ============ ============ ============ ============ ============






                            -----------------------------------------------------------------------------
                                                                            Annualized Base Rent
                                     Annualized Base Rent                 per Occupied Square Foot
                            -----------------------------------------------------------------------------
  Wholly-Owned Properties
----------------------------
                              Anchors       Shops        Total       Anchors       Shops        Totals
                            ------------ ------------ ------------ ------------ ------------ ------------


      New York Region        $9,263,352   $9,831,522  $19,094,874       $10.19       $17.11       $12.87
        New England           5,891,556    2,924,483    8,816,039        10.84         9.80        10.47
          Midwest             2,369,451    4,581,479    6,950,930         7.75        13.66        10.85
        Mid-Atlantic          4,226,210    2,964,658    7,190,868         5.09         7.63         5.90
                            ------------ ------------ ------------ ------------ ------------ ------------

    Total Wholly-Owned
         Properties         $21,750,569  $20,302,142  $42,052,711        $8.40       $12.71       $10.05
                            ------------ ------------ ------------ ------------ ------------ ------------

  Joint Venture Properties
----------------------------
        Midwest (2)          $2,377,901     $838,926   $3,216,827       $10.52       $10.40       $10.49
     Mid-Atlantic( 2,3)       9,008,456    1,210,741   10,219,197        14.04        22.32        14.69
    New York Region (4)       1,939,927    3,534,640    5,474,567        10.14        30.55        17.83

                            ------------ ------------ ------------ ------------ ------------ ------------
    Total Joint Venture
         Properties         $13,326,284   $5,584,307  $18,910,591       $12.59       $22.29       $14.44
                            ============ ============ ============ ============ ============ ============





General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(2) The Company has a 22% interest in Acadia Strategic Opportunity Fund which owns these properties.
(3) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.
(4) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

       QUARTERLY SUPPLEMENTAL DISCLOSURE
               SEPTEMBER 30, 2003


      Retail Properties by State - Summary
  ---------------------------------------------
(excludes jont venture owned Kroger/Safeway Portfolio)




                               ------------ ------------ -------------
    Wholly-Owned Properties
-------------------------------               Percent
                                Ownership     of base     Number of
                                    %         rent (1)     properties
                               ------------ ------------ -------------


  NEW YORK REGION
New Jersey                             100%        20.4%      4
New York                               100%        19.6%      5

  NEW ENGLAND REGION
Connecticut                            100%         5.4%      2
Massachusetts                          100%         5.3%      2
Rhode Island                           100%         4.5%      1
Vermont                                100%         3.2%      1

  MIDWEST REGION
Illinois                               100%         2.4%      1
Indiana                                100%         5.4%      1
Michigan                               100%         3.6%      1
Ohio                                   100%         3.2%      1

  MID-ATLANTIC REGION
Pennsylvania                           100%        15.1%      10
                                            ------------ -------------

Total - Wholly-Owned Properties                    88.1%      29
                                            ------------ -------------




 Joint Venture Properties (3)
-------------------------------
Ohio (4)                                22%         1.5%      3
Delaware (4,5)                          22%         4.8%      2
New York (6)                            49%         5.6%      1
                                            ------------ -------------

Total Joint Venture Properties                     11.9%      6
                                            ------------ -------------

                                                  100.0%      35
                                            ============ =============



                               -----------------------------------------------------------------------------
                                        Gross Leasable Area                         Occupancy
                               -----------------------------------------------------------------------------
    Wholly-Owned Properties
-------------------------------
                               Anchors (2)     Shops        Total       Anchors       Shops        Total
                               -----------------------------------------------------------------------------


  NEW YORK REGION
New Jersey                         590,959      367,980      958,939        92.00%       84.50%       89.12%
New York                           441,547      304,673      746,220        82.67%       86.60%       84.27%

  NEW ENGLAND REGION
Connecticut                        178,799       44,213      223,012       100.00%      100.00%      100.00%
Massachusetts                      276,989       71,526      348,515       100.00%      100.00%      100.00%
Rhode Island                       113,092      172,681      285,773       100.00%       98.60%       99.15%
Vermont                             72,000       28,563      100,563       100.00%       43.81%       84.04%

  MIDWEST REGION
Illinois                            42,037       57,001       99,038       100.00%       97.88%       98.78%
Indiana                            101,357      134,234      235,591       100.00%      100.00%      100.00%
Michigan                           103,970      112,519      216,489       100.00%       69.95%       84.38%
Ohio                                58,185       96,490      154,675       100.00%       69.02%       80.67%

  MID-ATLANTIC REGION
Pennsylvania                     1,281,243      501,894    1,783,137        83.65%       77.44%       81.90%
                               ------------ ------------ ------------ ------------ ------------ ------------

                               ------------ ------------ ------------ ------------ ------------ ------------
Total - Wholly-Owned Properties  3,260,178    1,891,774    5,151,952        89.78%       84.43%       87.81%
                               ------------ ------------ ------------ ------------ ------------ ------------


 Joint Venture Properties (3)
-------------------------------
Ohio (4)                           225,943       97,897      323,840       100.00%       82.38%       94.67%
Delaware (4,5)                     645,664       56,385      702,049        99.36%       96.19%       99.11%
New York (6)                       191,363      119,556      310,919       100.00%       96.76%       98.75%

                               ------------ ------------ ------------ ------------ ------------ ------------
Total Joint Venture Properties   1,062,970      273,838    1,336,808        99.61%       91.50%       97.95%
                               ============ ============ ============ ============ ============ ============







                               ------------------------------------------------------------------------------
                                                                               Annualized Base Rent
                                        Annualized Base Rent                 per Occupied Square Foot
                               ------------------------------------------------------------------------------
    Wholly-Owned Properties
-------------------------------
                                 Anchors       Shops        Total       Anchors       Shops        Totals
                               -----------------------------------------------------------------------------


  NEW YORK REGION
New Jersey                      $5,380,740   $4,371,452   $9,752,192        $9.90       $14.06       $11.41
New York                         3,882,612    5,460,070    9,342,682        10.64        20.69        14.86

  NEW ENGLAND REGION
Connecticut                      1,984,282      615,032    2,599,314        24.35        13.91        20.68
Massachusetts                    1,855,550      665,237    2,520,787         6.70         9.30         7.23
Rhode Island                       755,724    1,395,792    2,151,516         6.68         8.20         7.59
Vermont                          1,296,000      248,422    1,544,422        18.00        19.85        18.27

  MIDWEST REGION
Illinois                           170,000      967,116    1,137,116         4.04        17.33        11.62
Indiana                            900,035    1,680,942    2,580,977         8.88        12.52        10.96
Michigan                           767,849      953,921    1,721,770         7.39        12.12         9.43
Ohio                               531,567      979,500    1,511,067         9.14        14.71        12.11

  MID-ATLANTIC REGION
Pennsylvania                     4,226,210    2,964,658    7,190,868         5.09         7.63         5.90
                               ------------ ------------ ------------ ------------ ------------ ------------

Total - Wholly-Owned Properties 21,750,569   20,302,142   42,052,711         8.40        12.71        10.05
                               ------------ ------------ ------------ ------------ ------------ ------------


 Joint Venture Properties (3)
-------------------------------
Ohio (4)                        $2,377,901     $838,926   $3,216,827       $10.52       $10.40       $10.49
Delaware (4,5)                   9,008,456    1,210,741   10,219,197        14.04        22.32        14.69
New York (6)                     1,939,927    3,534,640    5,474,567        10.14        30.55        17.83

        Total Joint            $13,326,284   $5,584,307  $18,910,591       $12.59       $22.29       $14.44
      Venture Properties      ============ ============ ============ ============ ============ ============







General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(3) Does not include approximately 1 million square feet relating to a portfolio of 25 supermarket triple-net leases acquired by ASOF in January of 2003.
(4) The Company has a 22% interest in Acadia Strategic Opportunity Fund which owns these properties.
(5) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.
(6) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

   QUARTERLY SUPPLEMENTAL
         DISCLOSURE
     SEPTEMBER 30, 2003

 Retail Properties - Detail
-----------------------------


                                      Gross Leasable Area                         Occupancy
                             -------------------------------------- --------------------------------------
                               Anchors       Shops        Total       Anchors       Shops        Total
                             ------------ ------------ ------------ ------------ ------------ ------------
WHOLLY-OWNED PROPERTIES:

       New York Region
-----------------------------

New York
-----------------------------
Soundview Marketplace             73,500      110,598      184,098       100.00%       86.47%       91.87%
Village Commons Shopping
 Center                           25,192       62,035       87,227       100.00%       94.97%       96.42%
Branch Plaza                      63,000       62,640      125,640       100.00%       91.40%       95.71%
New Loudon Center                227,803       25,200      253,003        66.40%       91.90%       68.94%
Pacesetter Park Shopping
 Center                           52,052       44,200       96,252       100.00%       65.33%       84.08%

                             ------------ ------------ ------------ ------------ ------------ ------------
      Total - New York           441,547      304,673      746,220        82.67%       86.60%       84.27%
                             ------------ ------------ ------------ ------------ ------------ ------------

New Jersey
-----------------------------
Elmwood Park Shopping Center      62,610       86,428      149,038       100.00%       99.30%       99.59%
Marketplace of Absecon            58,031       47,220      105,251       100.00%       83.33%       92.52%
Berlin Shopping Center           127,850       60,867      188,717       100.00%       37.42%       79.82%
Ledgewood Mall                   342,468      173,465      515,933        86.20%       93.96%       88.81%

                             ------------ ------------ ------------ ------------ ------------ ------------
     Total - New Jersey          590,959      367,980      958,939        92.00%       84.50%       89.12%
                             ------------ ------------ ------------ ------------ ------------ ------------

   Total - New York Region     1,032,506      672,653    1,705,159        88.01%       85.45%       87.00%
                             ------------ ------------ ------------ ------------ ------------ ------------


         New England
-----------------------------

Connecticut
-----------------------------
Town Line Plaza (1)              161,965       44,213      206,178       100.00%      100.00%      100.00%
239 Greenwich Avenue (2)          16,834            -       16,834       100.00%           -       100.00%
                             ------------ ------------ ------------ ------------ ------------ ------------
Total - Connecticut              178,799       44,213      223,012       100.00%      100.00%      100.00%
                             ------------ ------------ ------------ ------------ ------------ ------------

Massachusetts
-----------------------------
Methuen Shopping Center          120,004       10,234      130,238       100.00%      100.00%      100.00%
Crescent Plaza                   156,985       61,292      218,277       100.00%      100.00%      100.00%
                             ------------ ------------ ------------ ------------ ------------ ------------
Total - Massachusetts            276,989       71,526      348,515       100.00%      100.00%      100.00%
                             ------------ ------------ ------------ ------------ ------------ ------------

Rhode Island
-----------------------------
Walnut Hill Plaza                113,092      172,681      285,773       100.00%       98.60%       99.15%
                             ------------ ------------ ------------ ------------ ------------ ------------

Vermont
-----------------------------
The Gateway Shopping
 Center (3)                       72,000       28,563      100,563       100.00%       43.81%       84.04%
                             ------------ ------------ ------------ ------------ ------------ ------------

 Total - New England Region      640,880      316,983      957,863       100.00%       94.17%       98.07%
                             ------------ ------------ ------------ ------------ ------------ ------------



                                                                             Annualized Base Rent
                                      Annualized Base Rent                 per Occupied Square Foot
                             -------------------------------------- ---------------------------------------
                               Anchors       Shops        Total       Anchors       Shops        Total
                             ------------ ------------ ------------ ------------ ------------ -----------
WHOLLY-OWNED PROPERTIES:

       New York Region
-----------------------------

New York
-----------------------------
Soundview Marketplace         $1,158,850   $1,676,642   $2,835,492       $15.77       $17.53      $16.76
Village Commons Shopping
 Center                          428,213    1,541,517    1,969,730        17.00        26.17       23.42
Branch Plaza                     837,240    1,296,827    2,134,067        13.29        22.65       17.75
New Loudon Center              1,125,174      400,890    1,526,064         7.44        17.31        8.75
Pacesetter Park Shopping
 Center                          333,135      544,194      877,329         6.40        18.85       10.84

                             ------------ ------------ ------------ ------------ ------------ -----------
      Total - New York         3,882,612    5,460,070    9,342,682        10.64        20.69       14.86
                             ------------ ------------ ------------ ------------ ------------ -----------

New Jersey
-----------------------------
Elmwood Park Shopping Center   1,390,460    1,862,200    3,252,660        22.21        21.70       21.91
Marketplace of Absecon           927,574      533,312    1,460,886        15.98        13.55       15.00
Berlin Shopping Center           619,400      182,822      802,222         4.84         8.03        5.33
Ledgewood Mall                 2,443,306    1,793,118    4,236,424         8.28        11.00        9.25

                             ------------ ------------ ------------ ------------ ------------ -----------
     Total - New Jersey        5,380,740    4,371,452    9,752,192         9.90        14.06       11.41
                             ------------ ------------ ------------ ------------ ------------ -----------

   Total - New York Region     9,263,352    9,831,522   19,094,874        10.19        17.11       12.87
                             ------------ ------------ ------------ ------------ ------------ -----------


         New England
-----------------------------

Connecticut
-----------------------------
Town Line Plaza (1)              730,000      615,032    1,345,032        11.29        13.91       12.35
239 Greenwich Avenue (2)       1,254,282            -    1,254,282        74.51            -       74.51
                             ------------ ------------ ------------ ------------ ------------ -----------
Total - Connecticut            1,984,282      615,032    2,599,314        24.35        13.91       20.68
                             ------------ ------------ ------------ ------------ ------------ -----------

Massachusetts
-----------------------------
Methuen Shopping Center          736,464       92,308      828,772         6.14         9.02        6.36
Crescent Plaza                 1,119,086      572,929    1,692,015         7.13         9.35        7.75
                             ------------ ------------ ------------ ------------ ------------ -----------
Total - Massachusetts          1,855,550      665,237    2,520,787         6.70         9.30        7.23
                             ------------ ------------ ------------ ------------ ------------ -----------

Rhode Island
-----------------------------
Walnut Hill Plaza                755,724    1,395,792    2,151,516         6.68         8.20        7.59
                             ------------ ------------ ------------ ------------ ------------ -----------

Vermont
-----------------------------
The Gateway Shopping
 Center (3)                    1,296,000      248,422    1,544,422        18.00        19.85       18.27
                             ------------ ------------ ------------ ------------ ------------ -----------

 Total - New England Region    5,891,556    2,924,483    8,816,039        10.84         9.80       10.47
                             ------------ ------------ ------------ ------------ ------------ -----------



General note - The above  occupancy  and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(2) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
(3) The newly built 72,000 square foot Shaw's supermarket opened during the 2nd quarter 2003 at this redevelopment project. The balance of the newly constructed small shop space is in its initial lease-up phase.




                                      Gross Leasable Area                         Occupancy
                             -------------------------------------- --------------------------------------
                               Anchors       Shops        Total       Anchors       Shops        Total
                             ------------ ------------ ------------ ------------ ------------ ------------
WHOLLY-OWNED PROPERTIES
 (continued):

           Midwest
-----------------------------

Illinois
-----------------------------
Hobson West Plaza                 42,037       57,001       99,038       100.00%       97.88%      98.78%

Indiana
-----------------------------
Merrillville Plaza               101,357      134,234      235,591       100.00%      100.00%     100.00%

Michigan
-----------------------------
Bloomfield Towne Square          103,970      112,519      216,489       100.00%       69.95%      84.38%

Ohio
-----------------------------
Mad River Station (1)             58,185       96,490      154,675       100.00%       69.02%      80.67%
                             ------------ ------------ ------------ ------------ ------------------------

   Total - Midwest Region        305,549      400,244      705,793       100.00%       83.78%      90.80%
                             ------------ ------------ ------------ ------------ ------------------------

        Mid-Atlantic
-----------------------------

Pennsylvania
-----------------------------
Abington Towne Center (2)        184,616       31,749      216,365       100.00%       82.93%      97.50%
Blackman Plaza                   104,956       16,385      121,341       100.00%       42.72%      92.27%
Bradford Towne Centre            146,499      110,440      256,939       100.00%       74.90%      89.21%
East End Center                  176,200      132,083      308,283        28.38%       88.65%      54.20%
Greenridge Plaza                 145,420       52,973      198,393        42.70%       81.07%      52.95%
Luzerne Street Shopping
 Center( 3)                       54,618        3,370       57,988       100.00%           -       94.19%
Mark Plaza                       157,595       56,441      214,036       100.00%       67.02%      91.30%
Pittston Plaza                    67,568       11,926       79,494       100.00%       87.39%      98.11%
Plaza 422                        124,113       30,678      154,791       100.00%       32.60%      86.64%
Route 6 Plaza                    119,658       55,849      175,507       100.00%       97.27%      99.13%
                             ------------ ------------ ------------ ------------ ------------------------
Total - Pennsylvania           1,281,243      501,894    1,783,137        83.65%       77.44%      81.90%
                             ------------ ------------ ------------ ------------ ------------------------

 Total - Mid-Atlantic Region   1,281,243      501,894    1,783,137        83.65%       77.44%      81.90%
                             ------------ ------------ ------------ ------------ ------------------------

TOTAL WHOLLY-OWNED PROPERTIES  3,260,178    1,891,774    5,151,952        89.78%       84.43%      87.81%
                             ------------ ------------ ------------ ------------ ------------------------

General note - The above  occupancy  and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1)  The GLA for this property includes 27,702 square feet of office space.
(2) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(3) The Price Chopper supermarket which leases 40,618 square feet is not operating in the space, but remains obligated under the lease and continues to pay rent.



                                                                             Annualized Base Rent
                                      Annualized Base Rent                 per Occupied Square Foot
                             -------------------------------------- ---------------------------------------
                               Anchors       Shops        Total       Anchors       Shops        Total
                             ------------ ------------ ------------ ------------ ------------ -----------

WHOLLY-OWNED PROPERTIES (continued):

           Midwest
-----------------------------

Illinois
-----------------------------
Hobson West Plaza               $170,000     $967,116   $1,137,116         $4.04      $17.33       $11.62

Indiana
-----------------------------
Merrillville Plaza               900,035    1,680,942    2,580,977          8.88       12.52        10.96

Michigan
-----------------------------
Bloomfield Towne Square          767,849      953,921    1,721,770          7.39       12.12         9.43

Ohio
-----------------------------
Mad River Station (1)            531,567      979,500    1,511,067          9.14       14.71        12.11
                             ------------ ------------ ------------ ------------ ------------------------

   Total - Midwest Region      2,369,451    4,581,479    6,950,930          7.75       13.66        10.85
                             ------------ ------------ ------------ ------------ ------------------------

        Mid-Atlantic
-----------------------------

Pennsylvania
-----------------------------
Abington Towne Center (2)        256,500       524,361     780,861          9.50       19.92        14.64
Blackman Plaza                   204,664       56,840      261,504          1.95        8.12         2.34
Bradford Towne Centre            887,469      532,352    1,419,821          6.06        6.44         6.19
East End Center                  357,500      647,670    1,005,170          7.15        5.53         6.02
Greenridge Plaza                 279,405      365,754      645,159          4.50        8.52         6.14
Luzerne Street Shopping
 Center( 3)                      272,150            -      272,150          4.98           -         4.98
Mark Plaza                       652,095      297,032      949,127          4.14        7.85         4.86
Pittston Plaza                   496,446      103,282      599,728          7.35        9.91         7.69
Plaza 422                        132,030       63,450      195,480          3.24        6.34         3.85
Route 6 Plaza                    687,951      373,917    1,061,868          5.75        6.88         6.10
                             ----------------------------------------------------------------------------
Total - Pennsylvania           4,226,210    2,964,658    7,190,868          5.09        7.63         5.90
                             ----------------------------------------------------------------------------

 Total - Mid-Atlantic Region   4,226,210    2,964,658    7,190,868          5.09        7.63         5.90
                             ----------------------------------------------------------------------------


TOTAL WHOLLY-OWNED PROPERTIES$21,750,569  $20,302,142  $42,052,711         $8.40      $12.71       $10.05
                             ----------------------------------------------------------------------------


General note - The above  occupancy  and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1)  The GLA for this property includes 27,702 square feet of office space.

(2) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) The Price Chopper supermarket which leases 40,618 square feet is not operating in the space, but remains obligated under the lease and continues to pay rent.


                                      Gross Leasable Area                         Occupancy
                             -------------------------------------- --------------------------------------
                               Anchors       Shops        Total       Anchors       Shops        Total
                             ------------ ------------ ------------ ------------ ------------ ------------
JOINT VENTURE PROPERTIES: (1)

           Midwest
-----------------------------

Ohio
-----------------------------

Amherst Marketplace (2)           76,737        3,200       79,937       100.00%      100.00%     100.00%
Granville Centre (2)              90,047       41,222      131,269       100.00%       73.58%      91.70%
Sheffield Crossing (2)            59,159       53,475      112,634       100.00%       88.11%      94.36%
                             ------------ ------------ ------------ ------------ ------------------------
   Total - Midwest Region        225,943       97,897      323,840       100.00%       82.38%      94.67%
                             ------------ ------------ ------------ ------------ ------------------------

        Mid-Atlantic
-----------------------------

Delaware
-----------------------------
Brandywine Town Center (2,3)     614,289            -      614,289        99.33%           -       99.33%
Market Square Shopping Center
 (2)                              31,375       56,385       87,760       100.00%       96.19%      97.55%
                             ------------ ------------ ------------ ------------ ------------------------
    Total - Mid-Atlantic         645,664       56,385      702,049        99.36%       96.19%      99.11%
                             ------------ ------------ ------------ ------------ ------------------------

       New York Region
-----------------------------

New York
-----------------------------
Crossroads Shopping
Center(4)                        191,363      119,556      310,919       100.00%       96.76%      98.75%
                             ------------ ------------ ------------ ------------ ------------------------


Total - Joint Venture
 Properties                    1,062,970      273,838    1,336,808        99.61%       91.50%      97.95%
                             ============ ============ ============ ============ ========================

General note - The above  occupancy  and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) In January of 2003, the Acadia Strategic Opportunity Fund ("ASOF") acquired approximately 2 million additional square feet in two separate transactions. Approximately 1 million square feet relates to a portfolio of 25 supermarket triple-net leases which is not reflected above. See section III of this supplement for additonal detail on this portfolio.
(2)  The Company has a 22% interest in ASOF which owns the property.
(3) Does not include approximately 240,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.
(4) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.





                                                                             Annualized Base Rent
                                      Annualized Base Rent                 per Occupied Square Foot
                             -------------------------------------- ---------------------------------------
                               Anchors       Shops        Total       Anchors       Shops        Total
                             ------------ ------------ ------------ ------------ ------------ -----------
JOINT VENTURE PROPERTIES: (1)

           Midwest
-----------------------------

Ohio
-----------------------------

Amherst Marketplace (2)         $765,711      $33,396     $799,107        $9.98       $10.44       $10.00
Granville Centre (2)             991,612      307,678    1,299,290        11.01        10.14        10.79
Sheffield Crossing (2)           620,578      497,852    1,118,430        10.49        10.57        10.52
                             ------------ ------------ ------------ ------------ ------------ ------------
   Total - Midwest Region      2,377,901      838,926    3,216,827        10.52        10.40        10.49
                             ------------ ------------ ------------ ------------ ------------ ------------

        Mid-Atlantic
-----------------------------

Delaware
-----------------------------
Brandywine Town Center (2,3)   8,642,744            -    8,642,744        14.16            -        14.16
Market Square Shopping Center
 (2)                             365,712    1,210,741    1,576,453        11.66        22.32        18.41
                             ------------ ------------ ------------ ------------ ------------ ------------
    Total - Mid-Atlantic       9,008,456    1,210,741   10,219,197        14.04        22.32        14.69
                             ------------ ------------ ------------ ------------ ------------ ------------

       New York Region
-----------------------------

New York
-----------------------------
Crossroads Shopping Center
(4)                            1,939,927    3,534,640    5,474,567        10.14        30.55        17.83
                             ------------ ------------ ------------ ------------ ------------ ------------


Total - Joint Venture
 Properties                  $13,326,284   $5,584,307  $18,910,591       $12.59       $22.29       $14.44
                             ============ ============ ============ ============ ============ ============



General note - The above  occupancy  and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) In January of 2003, the Acadia Strategic Opportunity Fund ("ASOF") acquired approximately 2 million additional square feet in two separate transactions. Approximately 1 million square feet relates to a portfolio of 25 supermarket triple-net leases which is not reflected above. See section III of this supplement for additonal detail on this portfolio.
(2)  The Company has a 22% interest in ASOF which owns the property.
(3) Does not include approximately 240,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.
(4) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

   QUARTERLY SUPPLEMENTAL DISCLOSURE
           SEPTEMBER 30, 2003

                                                                                   ----- Previous Quarters -----

                                                 9 months ended   3 months ended   3 months ended 3 months ended
                                                 September 30,    September 30,      June 30,       March 31,
           Leasing Production            Notes:       2003             2003             2003         2003 (4)
----------------------------------------        ---------------- ----------------  -------------- ---------------

New leases                                 (1)
Number of new leases commencing                              27                5               7              15
GLA                                                      97,062           25,921          33,745          37,396
New base rent                                            $14.20           $17.22           $8.82          $16.97
Previous base rent (and percentage rent)                 $11.44           $12.30           $7.07          $14.79
Percentage growth in base rent                             24.1%            40.0%           24.8%           14.7%
Average cost per square foot                              $5.57           $10.90           $4.20           $3.12

Renewal leases
Number of renewal leases commencing                          34               16              11               7
GLA                                                     151,226           93,244          40,456          17,526
Renewal percentage                         (2)               73%              93%             76%             32%
New base rent                                            $15.56           $14.51          $17.01          $17.83
Expiring base rent (and percentage rent)                 $15.08           $14.38          $15.76          $17.20
Percentage growth in base rent             (5)              3.2%             0.9%            7.9%            3.7%
Average cost per square foot                              $0.00            $0.00           $0.00           $0.00

Total new and renewal Leases
Number of renewal leases commencing                          61               21              18              22
GLA                                                     248,288          119,165          74,201          54,922
New base rent                                            $15.03           $15.10          $13.29          $17.24
Expiring base rent (and percentage rent)                 $13.66           $13.93          $11.81          $15.56
Percentage growth in base rent             (3)             10.1%             8.4%           12.5%           10.8%
Average cost per square foot                              $2.18            $2.37           $1.91           $2.12




(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(2) 1st Quarter 2003 renenwal percentage was adversely impacted by the closing of a small business which operated at three locations in the Company's portfolio totaling 25,000 square feet. Adjusting for this impact, the renewal percentage 1st Quarter was 78% and for the six months 77%.

(3) Rent is presented on a cash basis. Rents have not been averaged over terms. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is initially paid at commencement.

(4)  Restated from 1st Quarter 2003 Supplement

(5) Included in the 3rd quarter activity is the renewal of a 19,000 square foot tenant which included a 27% reduction in rent. Excluding the effect from this one tenant, the total percentage growth in base rent for renewal leases would have been 9%.

                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                          SEPTEMBER 30, 2003


             Top Tenants - Ranked by Annualized Base Rent
----------------------------------------------------------------------------
(Combined basis - Includes pro-rata share of GLA and rent for JV properties)



                                                                                  Acadia Strategic       Crossroads
                                                            Wholly-Owned           Opportunity Fund     Shopping Center
                                                                100%                     22%                 49%
                                                    ---------------------------- -------------------- ------------------

                                     Number of
                                     stores in                       Annualized           Annualized          Annualized
                 Retail              combined            Total          Base      Total      Base      Total     Base
Ranking          Tenant               portfolio           GLA         Rent (1)     GLA     Rent (1)     GLA    Rent (1)
--------------------------------------------------  --------------- ------------ -------- ----------- ------- ----------

     1 Shaw's                                   3          174,617   $2,310,685        -          $-       -         $-
     2 Kmart                                    6          520,221    1,870,484                       49,355    277,463
     3 T.J. Maxx                                9          238,061    1,802,571    6,972      81,269       -          -
     4 Wal-Mart                                 2          210,114    1,515,409        -           -       -          -
     5 Price Chopper( 4)                        3          168,068    1,295,727        -           -       -          -
     6 A&P/ Waldbaum's                          2           63,000      837,240        -           -  18,722    246,960
     7 Eckerd Drug (5)                          8           89,620    1,054,296        -           -       -          -
     8 Pathmark                                 1           47,773      955,460        -           -       -          -
     9 Restoration Hardware                     1           12,293      929,600        -           -       -          -
    10 Acme (Albertson's)                       2           76,864      918,664        -           -       -          -
    11 Redner's Supermarket                     2          111,739      863,432        -           -       -          -
    12 Safeway (6)                             13                -            -  103,834     831,909       -          -
    13 Kroger( 7)                              12                -            -  122,388     829,065       -          -
    14 GU Markets( 8)                           1           64,665      730,000        -           -       -          -
    15 KB Toys                                  6           41,025      573,700    4,475      85,027       -          -
    16 Ahold (Giant, Stop & Shop)               2          114,142      612,540        -           -       -          -
    17 Macy's                                   1           73,349      610,745        -           -       -          -
    18 Home Depot (9)                           2          190,090      602,126        -           -       -          -
    19 Clearview Cinema                         1           25,400      596,250        -           -       -          -
    20 JC Penney                                2           72,580      591,747        -           -       -          -
    21 Walgreen's                               2           23,904      589,088        -           -       -          -
                                  ----------------  --------------- ------------ -------- ----------- ------- ----------

                  Total                        81        2,317,525  $19,259,764  237,669  $1,827,270  68,077   $524,423
                                  ================  =============== ============ ======== =========== ======= ==========



                                                                 Percentage of Total
                                          Combined          Represented by Retail Tenant
                                  ------------------------- -----------------------------
                                                                                                              Average
                                               Annualized      Total                           Average         Gross
                 Retail             Total         Base       Portfolio    Annualized Base      Sales         Occupancy
Ranking          Tenant              GLA        Rent (1)       GLA( 2)       Rent (2)       (per sq. ft.)    Cost (3)
--------------------------------------------  ------------- ------------  ---------------  --------------- -------------

     1 Shaw's                       174,617     $2,310,685          3.0%             4.7%       $474  *             2.6%
     2 Kmart                        569,576      2,147,947          9.9%             4.3%        195                3.3%
     3 T.J. Maxx                    245,033      1,883,840          4.3%             3.8%        225  *             5.1%
     4 Wal-Mart                     210,114      1,515,409          3.6%             3.1%        329  *             3.2%
     5 Price Chopper( 4)            168,068      1,295,727          2.9%             2.6%        504                2.0%
     6 A&P/ Waldbaum's               81,722      1,084,200          1.4%             2.2%        362  *             5.6%
     7 Eckerd Drug (5)               89,620      1,054,296          1.6%             2.1%        429  *             4.1%
     8 Pathmark                      47,773        955,460          0.8%             1.9%          -                  -
     9 Restoration Hardware          12,293        929,600          0.2%             1.9%        242               33.0%
    10 Acme (Albertson's)            76,864        918,664          1.3%             1.9%        370                4.4%
    11 Redner's Supermarket         111,739        863,432          1.9%             1.7%        253                3.9%
    12 Safeway (6)                  103,834        831,909          1.8%             1.7%          -                  -
    13 Kroger( 7)                   122,388        829,065          2.1%             1.7%          -                  -
    14 GU Markets( 8)                64,665        730,000          1.1%             1.5%          -                  -
    15 KB Toys                       45,500        658,727          0.8%             1.3%        206                9.1%
    16 Ahold (Giant, Stop & Shop)   114,142        612,540          2.0%             1.2%        333                3.3%
    17 Macy's                        73,349        610,745          1.3%             1.2%        208                6.0%
    18 Home Depot (9)               190,090        602,126          3.3%             1.2%          -                  -
    19 Clearview Cinema              25,400        596,250          0.4%             1.2%          -                  -
    20 JC Penney                     72,580        591,747          1.3%             1.2%        160                6.6%
    21 Walgreen's                    23,904        589,088          0.4%             1.2%        352                8.1%
                                  ----------  ------------- ------------  ---------------

                  Total           2,623,271    $21,611,457         45.6%            43.8%
                                  ==========  ============= ============  ===============



(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after September 30, 2003.

(2) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.

(3) Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.

(4) The tenant is currently not operating the store at the Luzerne Street Shopping Center. They are obligated, and continue, to pay annual minimum rent of $177,650 until the lease expires in April 30, 2004.

(5) Subsidiary of JC Penney. The store at the Berlin Shopping Center has ceased operating but continues to pay annual rent of $29,129 pursuant to the lease which expires November 30, 2004. The Route 6 Plaza location has been sublet to Advance Auto and expires 2011.

(6) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009.

(7) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009.

(8)  This lease is guaranteed by A&P.

(9) Home Depot has acquired the former Ames lease ( 83,330 square feet) at the Plaza 422 and is in the process of expanding the store to 102,000 square feet. When complete (estimated 1st quarter 2004), they will pay base rent of approximatly $408,000. However, they are not obligated to pay rent during the construction period and, as such, the rent is not included in the above amounts.

        QUARTERLY SUPPLEMENTAL DISCLOSURE
               SEPTEMBER 30, 2003

                  Anchor Detail
       -----------------------------------
(excludes jont venture owned Kroger/Safeway Portfolio)

---------------------------------------------------------------------------------------------------------------------
                                                                     Annual    Annual
              Property/Tenant Name           Square      Lease        Base      Base
                (Type of Center)            Footage   Expiration      Rent     Rent PSF   Options/Required Notice
------------------------------------------ ---------- ----------- ------------ ------- ------------------------------
       THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
  (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
------------------------------------------

New York Region
------------------------------------------

 New York
 -----------------------------------------
  Soundview Marketplace, Port Washington
       King Kullen                            48,100   9/26/2007     $562,600  $11.70  (7) 5 Year (12 Months)
       Clearview Cinema                       25,400   5/31/2010      596,250   23.47  (4) 5 Year (12 Months)
                                           ----------             ------------ -------
                 Property total               73,500                1,158,850   15.77
                                           ----------             ------------ -------

  Smithtown Shopping Center, Smithtown
       Daffy's                                16,125    1/7/2008      274,125   17.00  (4) 5 Year (12 Months)
       Walgreen's                              9,067  12/31/2021      154,088   16.99                              -
                                           ----------             ------------ -------
                 Property total               25,192                  428,213   17.00
                                           ----------             ------------ -------

  The Branch Shopping Center, Smithtown
       Waldbaum's (A&P)                       63,000  11/30/2013      837,240   13.29  (1) 10 Year & (1) 5 Year
                                           ----------             ------------ -------
       Property Total:                        63,000                  837,240   13.29
                                           ----------             ------------ -------

  New Loudon Center, Latham
       Club Pro                               47,805   4/30/2006      260,537    5.45  (1) 5 Year (12 Months)
       Marshall's                             26,015   1/31/2004      104,060    4.00  (1) 5 Year (12 Months)
       Price Chopper                          77,450   5/31/2015      760,577    9.82  (4) 5 Year (12 Months)
                                           ----------             ------------ -------
                 Property total              151,270                1,125,174    7.44
                                           ----------             ------------ -------

  Pacesetter Park Shopping Center, Pomona
       Stop & Shop (Ahold subsidiary)         52,052   8/31/2020      333,135    6.40  (2) 10 Year
                                           ----------             ------------ -------
                 Property total               52,052                  333,135    6.40
                                           ----------             ------------ -------

 New Jersey
 -----------------------------------------
  Elmwood Park Shopping Center, Elmwood Park
       Walgreen's                             14,837   5/31/2022      435,000   29.32  (8) 5 Year (12 Months)
       Pathmark                               47,773  11/30/2017      955,460   20.00  (7) 5 Year (12 Months)
                                           ----------             ------------ -------
                 Property total               62,610                1,390,460   22.21
                                           ----------             ------------ -------

  Marketplace of Absecon, Absecon
       Eckerd Drug                            13,207   8/30/2020      329,310   24.93  (4) 5 Year (6 Months)
       Acme Markets                           44,824   4/30/2015      598,264   13.35  (8) 5 Year (12 Months)
                                           ----------             ------------ -------
                 Property total               58,031                  927,574   15.98
                                           ----------             ------------ -------

  Berlin Shopping Center, Berlin
       Acme Markets                           32,040   4/30/2005      320,400   10.00  (2) 5 Year (6 Months)
       Kmart                                  95,810  11/30/2004      299,000    3.12  (4) 5 Year (6 Months)
                                           ----------             ------------ -------
                 Property total              127,850                  619,400    4.84
                                           ----------             ------------ -------

  Ledgewood Mall, Ledgewood (Enclosed Mall)
       Circuit City                           33,294   1/31/2020      449,469   13.50  (4) 5 Year (6 Months)
       Marshall's                             27,228   1/31/2007      326,736   12.00  (4) 5 Year (6 Months)
       The Sports Authority                   52,205   5/31/2007      225,000    4.31  (6) 5 Year (15 Months)
       Macy's Department Store (1)            61,900   1/31/2005      553,500    8.94  (4) 5 Year (6 Months)
       Wal*Mart                              120,570   3/31/2019      888,601    7.37  (6) 5 Year (6 Months)
                                           ----------             ------------ -------
                 Property total              295,197                2,443,306    8.28
                                           ----------             ------------ -------

             Total: New York Region          908,702                9,263,352   10.19
                                           ----------             ------------ -------



(1) The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.

---------------------------------------------------------------------------------------------------------------------
                                                                     Annual    Annual
              Property/Tenant Name           Square      Lease        Base      Base
                (Type of Center)            Footage   Expiration      Rent     Rent PSF   Options/Required Notice
------------------------------------------ ---------- ----------- ------------ ------- ------------------------------
       THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
  (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned (continued)
-----------------------------------------------------

New England
------------------------------------------

 Connecticut
 -----------------------------------------
  Town Line Plaza, Rocky Hill
       Wal*Mart(1)                            97,300           -           $-      $-  REA Agreement
       GU Markets                             64,665    3/8/2017      730,000   11.29  (7) 5 Year (6 Months)
                                           ----------             ------------ -------
                 Property total              161,965                  730,000   11.29
                                           ----------             ------------ -------

  239 Greenwich Ave., Greenwich
       Chico's Fashion                         4,541   1/31/2010      324,682   71.50  (2) 5 Years
       Restoration Hardware                   12,293   4/30/2015      929,600   75.62  (2) 5 Years (6 Months)
                                           ----------             ------------ -------
                 Property total               16,834                1,254,282   74.51
                                           ----------             ------------ -------

 Massachusetts
 -----------------------------------------
  Methuen Shopping Center, Methuen
       Demoulas Super Markets                 30,460   1/31/2005      109,656    3.60  (2) 5 Year
       Wal*Mart                               89,544  10/23/2011      626,808    7.00  (8) 5 Year (6 Months)
                                           ----------             ------------ -------
                 Property total              120,004                  736,464    6.14
                                           ----------             ------------ -------

  Crescent Plaza, Brockton
       Home Depot                            106,760  10/31/2021      602,126    5.64  (7) 5 Year (1 Year)
       Shaws Supermarkets                     50,225  12/31/2012      516,960   10.29  (6) 5 Year (6 Months)
                                           ----------             ------------ -------
                 Property total              156,985                1,119,086    7.13
                                           ----------             ------------ -------

 Rhode Island
 -----------------------------------------
  Walnut Hill Plaza, Woonsocket
       Sears                                  60,700   8/31/2008      258,000    4.25  (5) 5 Year (12 Months)
       Shaws Supermarkets                     52,392  12/31/2013      497,724    9.50  (6) 5 Year (9 Months)
                                           ----------             ------------ -------
                 Property total              113,092                  755,724    6.68
                                           ----------             ------------ -------

 Vermont
 -----------------------------------------
  Gateway Shopping Center
       Shaws Supermarkets                                                              (1) 10 Yr., (3) 5 Yr. & (1) 4
                                              72,000   3/31/2024    1,296,000   18.00   Yr.
                                           ----------             ------------ -------
                 Property total               72,000                1,296,000   18.00
                                           ----------             ------------ -------

               Total : New England           640,880                5,891,556   10.84
                                           ----------             ------------ -------
Midwest
-------

 Illinois
 -----------------------------------------
  Hobson West Plaza, Naperville
       Bobak's Market and Restaurant          42,037  11/30/2007      170,000    4.04  (5) 5 Year (6 Months)
                                           ----------             ------------ -------
                 Property total               42,037                  170,000    4.04
                                           ----------             ------------ -------
 Indiana
 -----------------------------------------
  Merrillville Plaza, Merrillville
       JC Penney                              50,000   1/31/2008      495,000    9.90  (2) 5 Year (12 Months)
       OfficeMax                              26,157   7/31/2008      222,335    8.50  (4) 5 Year (6 Months)
       TJ Maxx                                25,200   1/31/2004      182,700    7.25  (2) 5 Year (6 Months)
                                           ----------             ------------ -------
                 Property total              101,357                  900,035    8.88
                                           ----------             ------------ -------

 Michigan
 -----------------------------------------
  Bloomfield Town Square, Bloomfield Hills
       Home goods                             39,646   5/31/2010      307,257    7.75  (3) 5 Year
       Marshall's                             28,324   9/30/2011      226,592    8.00  (3) 5 Year (6 Months)
       TJ Maxx                                36,000   1/31/2009      234,000    6.50  (1) 5 Year (6 Months)
                                           ----------             ------------ -------
                 Property total              103,970                  767,849    7.39
                                           ----------             ------------ -------

 Ohio
 ------
  Mad River Station, Dayton
       Babies 'R' Us                          33,147   2/28/2005      243,630    7.35  (3) 5 Year
       Office Depot                           25,038   8/31/2005      287,937   11.50  (1) 5 Year (6 Months)
                                           ----------             ------------ -------
                 Property total               58,185                  531,567    9.14
                                           ----------             ------------ -------

                 Total: Midwest              305,549                2,369,451    7.75
                                           ----------             ------------ -------

(1) This space is contiguous to the Company's property and is not owned by the Company.


---------------------------------------------------------------------------------------------------------------------
                                                                     Annual    Annual
              Property/Tenant Name           Square      Lease        Base      Base
                (Type of Center)            Footage   Expiration      Rent     Rent PSF   Options/Required Notice
------------------------------------------ ---------- ----------- ------------ ------- ------------------------------
       THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
  (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned (continued)
-----------------------------------------------------

Mid-Atlantic
------------------------------------------

 Pennsylvania
 -----------------------------------------
  Abington Town Center, Abington
       TJ Maxx                                27,000  11/30/2010     $256,500   $9.50  (2) 5 Year (6 Months)
       Target( 1)                            157,616           -            -       -  Condominium Agreement
                                           ----------             ------------ -------
                 Property total              184,616                  256,500    9.50
                                           ----------             ------------ -------

  Blackman Plaza, Wilkes-Barre
       Kmart( 4)                             104,956  10/31/2004      204,664    1.95  (9) 5 Year (12 Months)
                                           ----------             ------------ -------
                 Property total              104,956                  204,664    1.95
                                           ----------             ------------ -------

  Bradford Towne Centre, Towanda
       Kmart                                  94,841   3/31/2019      474,205    5.00  (10) 5 Year (6 Months)
       P & C Foods (Penn Traffic)             51,658   9/30/2014      413,264    8.00  (2) 5 Year (6 Months)
                                           ----------             ------------ -------
                 Property total              146,499                  887,469    6.06
                                           ----------             ------------ -------

  East End Center, Wilkes-Barre
       Price Chopper                          50,000   4/30/2008      357,500    7.15  (4) 5 Year (6 Months)
                                           ----------             ------------ -------
                 Property total               50,000                  357,500    7.15
                                           ----------

  Greenridge Plaza, Scranton
       Giant Food Stores (Ahold)              62,090   4/30/2021      279,405    4.50  (6) 5 Year (Auto)
                                           ----------             ------------ -------
                 Property total               62,090                  279,405    4.50
                                           ----------             ------------ -------

  Luzerne Street Shopping Center, Scranton
       Eckerd Drugs                           14,000   4/30/2004       94,500    6.75  (3) 5 Year (6 Months)
       Price Chopper( 2)                      40,618   4/30/2004      177,650    4.37  (4) 5 Year (12 Months)
                                           ----------             ------------ -------
                 Property total               54,618                  272,150    4.98
                                           ----------             ------------ -------

  Mark Plaza, Edwardsville
       Kmart( 4)                             104,956  10/31/2004      204,664    1.95  (10) 5 Year (12 Months)
       Redner's Market                        52,639   5/31/2018      447,432    8.50  (2) 5 Year (6 Months)
                                           ----------             ------------ -------
                 Property total              157,595                  652,096    4.14
                                           ----------             ------------ -------

  Pittston Plaza, Pittston
       Eckerd Drugs                            8,468   6/30/2006       80,446    9.50  (2) 5 Year (6 Months)
       Redner's Market                        59,100  12/31/2018      416,000    7.04  (2) 5 Year
                                           ----------             ------------ -------
                 Property total               67,568                  496,446    7.35
                                           ----------             ------------ -------

  Plaza 422, Lebanon
       Giant Food Stores (2)                  40,783  12/31/2003      132,030    3.24  (5) 5 Year
       Home Depot (3)                         83,330                        -       -
                                           ----------             ------------ -------
                 Property total              124,113                  132,030    3.24
                                           ----------             ------------ -------

  Route 6 Mall, Honesdale
       Kmart                                 119,658   4/30/2020      687,950    5.75  (10) 5 Year (Automatic)
                                           ----------             ------------ -------
                 Property total              119,658                  687,950    5.75
                                           ----------             ------------ -------

              Total : Mid-Atlantic         1,071,713                4,226,210    5.09
                                           ----------             ------------ -------




Total: Retail Anchor Properties - Wholly
 Owned Properties                          2,926,844              $21,750,569   $8.40
                                           ==========             ============ =======


(1) Target owns the portion of the main building (157,616 square feet) that their store is located in.
(2) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.
(3) Home Depot has acquired the former Ames lease ( 83,330 square feet) at the Plaza 422 and is in the process of expanding the store to 102,000 square feet. When complete (estimated 1st quarter 2004), they will pay base rent of approximatly $408,000. However, they are not obligated to pay rent during the construction period and, as such, the rent is not included in the above amounts.
(4) Kmart has notified the Company of its intention to exercise its option to renew the lease for this space upon the expiration of the current lease term.


---------------------------------------------------------------------------------------------------------------------
                                                                     Annual    Annual
              Property/Tenant Name           Square      Lease        Base      Base
                (Type of Center)            Footage   Expiration      Rent     Rent PSF   Options/Required Notice
------------------------------------------ ---------- ----------- ------------ ------- ------------------------------
       THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
  (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Joint Venture Properties
------------------------------------------

New York Region
------------------------------------------

 New York
 -----------------------------------------
  Crossroads Shopping Center, White Plains
       Kmart                                 100,725   1/31/2012     $566,250   $5.62  (5) 5 Year (9 Months)
       Waldbaum's (A&P)                       38,208  12/31/2007      504,000   13.19  (5) 5 Year (9 Months)
       B. Dalton                              12,430   5/28/2012      345,927   27.83  (2) 5 Year (18 Months)
       Pay Half                               15,000   1/31/2018      330,000   22.00                              -
       Modell's                               25,000   2/28/2009      193,750    7.75  (2) 5 Year (12 Months)
                                           ----------             ------------ -------
                 Property total              191,363                1,939,927   10.14
                                           ----------             ------------ -------

            Total  : New York Region         191,363                1,939,927   10.14
                                           ----------             ------------ -------

Mid-Atlantic Region
------------------------------------------

 Delaware
 -----------------------------------------
  Brandywine Town Center
       Annie Sez                              13,324   1/31/2007      266,500   20.00  (3) 5 Year (9 Months)
       Kay-Bee Toys                           20,138   7/31/2012      382,622   19.00  (2) 5 Year (9 Months)
       Michaels                               24,876   2/28/2011      547,272   22.00  (3) 5 Year (9 Months)
       Old Navy                               24,631   4/30/2011      541,872   22.00  (1) 5 Year (6 Months)
       Petsmart                               23,963   6/30/2017      455,297   19.00  (2) 5 Year (Automatic)
       Thomasville Furniture                  18,893  11/30/2011      449,842   23.81  (2) 5 Year (9 Months)
       Bed, Bath & Beyond                     50,977   1/31/2014      868,426   17.04  (3) 5 Year (6 Months)
       Dick's Sporting Goods                  50,000   5/31/2013      725,156   14.50  (3) 5 Year (6 Months)
       Lowe's Home Centers                   140,000   8/31/2018    1,925,000   13.75  (6) 5 Year (Automatic)
       Regal Cinemas                          65,641    6/1/2017      821,825   12.52  (4) 5 Year (4 Months)
       Transunion Settlement                  39,714   3/31/2013      858,930   21.63  (1) 5 Year (9 Months)
       Target                                138,000   1/31/2018      800,000    5.80  (5) 10 Year (12 Months)
                                           ----------             ------------ -------
                 Property total              610,157                8,642,742   14.16
                                           ----------             ------------ -------

  Market Square Shopping Center
       TJ Maxx                                31,375   1/31/2006      365,714   11.66  (2) 5 Year (9 Months)
                                           ----------             ------------ -------

          Total  : Mid-Atlantic Region       641,532                9,008,456   14.04
                                           ----------             ------------ -------

Midwest Region
------------------------------------------

 Ohio
 ------
  Amherst Marketplace
       Giant Eagle                            66,237    9/3/2021      630,576    9.52  (4) 5 Year (6 Months)
       CVS( 1)                                10,500   3/31/2012      135,135   12.87  (3) 5 Year (6 Months)
                                           ----------             ------------ -------
                 Property total               76,737                  765,711    9.98
                                           ----------             ------------ -------

  Granville Centre
       Big Bear Supermarket (Penn Traffic)    55,096   1/28/2020      589,527   10.70  (6) 5 Year
       California Fitness                     34,951   1/31/2017      402,085   11.50  (2) 5 Year
                                           ----------             ------------ -------
                 Property total               90,047                  991,612   11.01
                                           ----------             ------------ -------

  Sheffield Crossing
       Giant Eagle                            59,159   5/31/2022      620,578   10.49  (4) 5 Year (6 Months)
                                           ----------             ------------ -------
                 Property total               59,159                  620,578   10.49
                                           ----------             ------------ -------


                 Total: Midwest              225,943                2,377,901   10.52
                                           ----------             ------------ -------

         Total: Joint Venture Properties   1,058,838              $13,326,284  $12.59
                                           ==========             ============ =======



(1) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

              QUARTERLY SUPPLEMENTAL DISCLOSURE
                      SEPTEMBER 30, 2003

            Anchor Lease Expirations - Next 3 Years
   --------------------------------------------------------



                                                  Gross Leased Area             Annualized Base Rent
                                                  ------------------ ------------------------------------------
                                                             Percent
                                                               of                    Percent        Average
                                                   Square      all                      of            per
            Center                 Anchor          footage   anchors    Amount     all anchors      Sq. Ft.
   ------------------------ --------------------- --------- ---------------------- ------------ ---------------




            2003
   Plaza 422                Giant Food Stores (1)   40,783     1.53%     $132,030         0.61%          $3.24
                                                  --------- -------- ------------- ------------ ---------------

            2004
   New Louden Center        Marshalls               26,015     0.97%      104,060         0.48%           4.00
   Luzerne Street Shopping  Eckerd Drug
    Center                                          14,000     0.52%       94,500         0.43%           6.75
   Luzerne Street Shopping  Price Chopper (1)
    Center                                          40,618     1.52%      177,650         0.82%           4.37
   Blackman Plaza           K-Mart                 104,956     3.93%      204,664         0.94%           1.95
   Mark Plaza               K-Mart                 104,956     3.93%      204,664         0.94%           1.95
   Berlin Shopping Center   K-Mart                  95,810     3.59%      299,000         1.37%           3.12
                                                  --------- -------- ------------- ------------ ---------------

          Total 2004                               386,355    14.46%    1,084,538         4.99%           2.81
                                                  --------- -------- ------------- ------------ ---------------


            2005
   Methuen Shopping Center  Demoulas Supermarket    30,460     1.14%      109,656         0.50%           3.60
   Ledgewood Mall           Macy's (2)              61,900     2.32%      553,500         2.54%           8.94
   Mad River Shopping       Babies 'R' Us
    Center                                          33,147     1.24%      243,630         1.12%           7.35
   Berlin Shopping Center   Acme Markets            32,040     1.20%      320,400         1.47%          10.00
   Mad River Shopping       Office Depot
    Center                                          25,038     0.94%      287,937         1.32%          11.50
                                                  --------- -------- ------------- ------------ ---------------

          Total 2005                               182,585     6.83%    1,515,123         6.97%           8.30
                                                  --------- -------- ------------- ------------ ---------------

     Total - Next 3 Years                         $609,723    22.82%   $2,731,691        12.57%          $4.48
                                                  ========= ======== ============= ============ ===============


(1) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

(2) The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.

        QUARTERLY SUPPLEMENTAL DISCLOSURE
                  SEPTEMBER 30, 2003

                  Lease Expirations
        --------------------------------------


                           -------------------------------------------------------------------------
                                      Gross Leased Area                  Annualized Base Rent
                                   ------------------------       ----------------------------------
                            Number
                              of                 Percent                        Percent    Average
                            Leases   Square        of                             of         per
                           Expiring  Footage      Total              Amount      Total     Sq. Ft.
                           -------------------------------------------------------------------------

Wholly-Owned Propeties
   Anchor Tenant Expirations
                      2003       1     40,783         1.53%           132,030       0.61%      3.24
                      2004       6    386,355        14.46%         1,084,538       4.99%      2.81
                      2005       5    182,585         6.83%         1,515,123       6.97%      8.30
                      2006       2    139,603         5.22%           340,983       1.57%      2.44
                      2007       4    169,570         6.35%         1,284,336       5.90%      7.57
                      2008       5    202,982         7.60%         1,606,960       7.39%      7.92
                      2009       2     61,200         2.29%           416,700       1.92%      6.81
                      2010       4     96,587         3.61%         1,484,688       6.83%     15.37
                      2011       2    117,868         4.41%           853,400       3.92%      7.24
                      2012       1     50,225         1.88%           516,960       2.38%     10.29
                      2013       2    115,392         4.32%         1,334,964       6.14%     11.57
                      2014       1     51,658         1.93%           413,264       1.90%      8.00
                      2015       3    134,567         5.04%         2,288,441      10.49%     17.01
                      2017       2    112,438         4.21%         1,685,460       7.75%     14.99
                      2018       2    111,739         4.18%           863,432       3.97%      7.73
                      2019       2    215,411         8.06%         1,362,806       6.27%      6.33
                      2020       4    218,211         8.17%         1,799,865       8.28%      8.25
                      2021       3    177,917         6.66%         1,035,619       4.76%      5.82
                      2022       1     14,837         0.56%           435,000       2.00%     29.32
                      2024       1     72,000         2.69%         1,296,000       5.96%     18.00

                           --------------------------------       ----------------------------------
      Total Occupied            53  2,671,928       100.00%       $21,750,569     100.00%     $8.40


      Anchor GLA Owned by Tenants     254,916
      Total Vacant                    333,334
                                   -----------

      Total Square Feet             3,260,178
                                   ===========





Wholly-Owned Propeties
   Shop Tenant Expirations
               Month to Month   18     43,702         2.73%          $359,994       1.77%     $8.24
                      2003       7      9,914         0.62%           148,313       0.73%     14.96
                      2004      54    182,646        11.43%         2,114,577      10.42%     11.58
                      2005      49    251,729        15.76%         2,881,990      14.20%     11.45
                      2006      49    180,734        11.32%         2,225,962      10.96%     12.32
                      2007      50    204,214        12.79%         2,791,838      13.75%     13.67
                      2008      49    220,289        13.79%         2,931,982      14.44%     13.31
                      2009      30    168,548        10.55%         2,293,989      11.30%     13.61
                      2010      15    115,134         7.21%           933,581       4.60%      8.11
                      2011      16     77,149         4.83%         1,260,438       6.21%     16.34
                      2012       7     22,549         1.41%           471,259       2.32%     20.90
                      2013      13     58,422         3.66%         1,062,648       5.23%     18.19
                      2014       2     26,472         1.66%           167,024       0.82%      6.31
                      2015       2     15,616         0.98%           290,532       1.43%     18.60
                      2020       2     17,945         1.12%           326,120       1.61%     18.17
                      2022       1      2,205         0.14%            41,895       0.21%     19.00

                           --------------------------------       ----------------------------------
      Total Occupied           364  1,597,268       100.00%       $20,302,142     100.00%    $12.71


      Total Vacant                    294,506
                                   -----------

      Total Square Feet             1,891,774
                                   ===========



Wholly-Owned Propeties
   Total Tenant Expirations
               Month to Month   18     43,702         1.02%          $359,994       0.86%     $8.24
                      2003       8     50,697         1.19%           280,343       0.67%      5.53
                      2004      60    569,001        13.33%         3,199,115       7.61%      5.62
                      2005      54    434,314        10.17%         4,397,113      10.46%     10.12
                      2006      51    320,337         7.50%         2,566,945       6.10%      8.01
                      2007      54    373,784         8.76%         4,076,174       9.69%     10.91
                      2008      54    423,271         9.91%         4,538,942      10.79%     10.72
                      2009      32    229,748         5.38%         2,710,689       6.45%     11.80
                      2010      19    211,721         4.96%         2,418,269       5.75%     11.42
                      2011      18    195,017         4.57%         2,113,838       5.03%     10.84
                      2012       8     72,774         1.70%           988,219       2.35%     13.58
                      2013      15    173,814         4.07%         2,397,612       5.70%     13.79
                      2014       3     78,130         1.83%           580,288       1.38%      7.43
                      2015       5    150,183         3.52%         2,578,973       6.13%     17.17
                      2017       2    112,438         2.63%         1,685,460       4.01%     14.99
                      2018       2    111,739         2.62%           863,432       2.05%      7.73
                      2019       2    215,411         5.05%         1,362,806       3.24%      6.33
                      2020       6    236,156         5.53%         2,125,985       5.06%      9.00
                      2021       3    177,917         4.17%         1,035,619       2.46%      5.82
                      2022       2     17,042         0.40%           476,895       1.13%     27.98
                      2024       1     72,000         1.69%         1,296,000       3.08%     18.00
                           --------------------------------       ----------------------------------
      Total Occupied           417  4,269,196       100.00%       $42,052,711     100.00%    $10.05


      Anchor GLA Owned by Tenants     254,916
      Total Vacant                    627,840
                                   -----------

      Total Square Feet             5,151,952
                                   ===========




Joint Venture Properties  (excludes jont venture owned Kroger/Safeway Portfolio)
   Anchor Tenant Expirations
                      2006       1     31,375         2.96%           365,712       2.74%     11.66
                      2007       2     51,532         4.87%           770,500       5.78%     14.95
                      2009       1     25,000         2.36%           193,750       1.45%      7.75
                      2011       3     68,400         6.46%         1,538,986      11.55%     22.50
                      2012       4    143,793        13.58%         1,429,935      10.73%      9.94
                      2013       2     89,714         8.47%         1,584,086      11.89%     17.66
                      2014       1     50,977         4.81%           868,426       6.52%     17.04
                      2017       3    124,555        11.76%         1,679,208      12.60%     13.48
                      2018       3    293,000        27.68%         3,055,000      22.93%     10.43
                      2020       1     55,096         5.20%           589,527       4.42%     10.70
                      2021       1     66,237         6.26%           630,576       4.73%      9.52
                      2022       1     59,159         5.59%           620,578       4.66%     10.49

                           --------------------------------       ----------------------------------
      Total Occupied            23  1,058,838       100.00%       $13,326,284     100.00%    $12.59


      Total Vacant                      4,132
                                   -----------

      Total Square Feet             1,062,970
                                   ===========





Joint Venture Properties
   Shop Tenant Expirations
               Month to Month    3     17,415         6.95%          $474,018       8.49%    $27.22
                      2003       3     10,873         4.34%            75,359       1.35%      6.93
                      2004      11     55,238        22.05%         1,467,579      26.27%     26.57
                      2005       7     20,555         8.20%           508,425       9.10%     24.73
                      2006       8     20,444         8.16%           393,155       7.04%     19.23
                      2007      10     26,369        10.52%           687,286      12.31%     26.06
                      2008      10     32,140        12.83%           727,038      13.02%     22.62
                      2009       3      5,362         2.14%           172,102       3.08%     32.10
                      2011       2      4,265         1.70%            97,787       1.75%     22.93
                      2012       3     15,750         6.29%           322,073       5.77%     20.45
                      2013       4     25,595        10.21%           380,082       6.81%     14.85
                      2018       1      6,957         2.78%            50,004       0.90%      7.19
                      2019       1      3,141         1.25%            42,000       0.75%     13.37
                      2022       1      6,462         2.58%           187,399       3.36%     29.00

                           --------------------------------       ----------------------------------
      Total Occupied            67    250,566       100.00%        $5,584,307     100.00%    $22.29


      Total Vacant                     23,272
                                   -----------

      Total Square Feet               273,838
                                   ===========



Joint Venture Properties
   Total Tenant Expirations
               Month to Month    3     17,415         1.33%          $474,018       2.51%    $27.22
                      2003       3     10,873         0.83%            75,359       0.40%      6.93
                      2004      11     55,238         4.22%         1,467,579       7.76%     26.57
                      2005       7     20,555         1.57%           508,425       2.69%     24.73
                      2006       9     51,819         3.96%           758,867       4.01%     14.64
                      2007      12     77,901         5.95%         1,457,786       7.71%     18.71
                      2008      10     32,140         2.45%           727,038       3.84%     22.62
                      2009       4     30,362         2.32%           365,852       1.93%     12.05
                      2011       5     72,665         5.55%         1,636,773       8.66%     22.52
                      2012       7    159,543        12.18%         1,752,008       9.26%     10.98
                      2013       6    115,309         8.81%         1,964,168      10.39%     17.03
                      2014       1     50,977         3.89%           868,426       4.59%     17.04
                      2017       3    124,555         9.51%         1,679,208       8.88%     13.48
                      2018       4    299,957        22.91%         3,105,004      16.43%     10.35
                      2019       1      3,141         0.24%            42,000       0.22%     13.37
                      2020       1     55,096         4.21%           589,527       3.12%     10.70
                      2021       1     66,237         5.06%           630,576       3.33%      9.52
                      2022       2     65,621         5.01%           807,977       4.27%     12.31
                           --------------------------------       ----------------------------------
      Total Occupied            90  1,309,404       100.00%       $18,910,591     100.00%    $14.44


      Total Vacant                     27,404
                                   -----------

      Total Square Feet             1,336,808
                                   ===========


      QUARTERLY SUPPLEMENTAL DISCLOSURE
              SEPTEMBER 30, 2003

    Residential (Multi-family) Properties
---------------------------------------------

                                                                                          % Occupied       % Occupied
                  Property                        Location     Square Feet    Units   September 30, 2003 June 30, 2003
--------------------------------------------- ---------------- ------------ --------- ------------------ --------------

                Mid-Atlantic

               North Carolina
---------------------------------------------
             Village Apartments                 Winston Salem      578,606       600         89%              86%

                  Mid-West

                  Missouri
---------------------------------------------
  Gate House, Holiday House, Tiger Village,       Columbia         628,891       874         97%              92%
                                                               ------------ --------- ------------------ --------------
            Colony Apartments (1)


                   Totals                                        1,207,497     1,474         94%              90%
                                                               ============ ========= ================== ==============


(1) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions